Information contained herein, marked with [**], has been omitted pursuant to a request for confidential treatment. A complete copy of this document has been supplied to the Securities and Exchange Commission under separate cover.

Materials presented to the Board of Directors of Avatex Corporation on May 6, 1999 by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. with respect to the fair value opinion described in Exhibit 99.17(b)(1).

            Confidential materials omitted and filed separately with the Securities and Exchange Commission.
            Asterisks denote omissions.

            --------------------------------------------------------------------

            Presentation to
            The Board of Directors of Avatex Corporation

            --------------------------------------------------------------------

            May 6, 1999

--------------------------------------------------------------------------------
                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

[LOGO]

            HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.
            1650 Tysons Boulevard, Suite 565
            McLean, VA 22102
            Tel. (703) 847-5225 o Fax: (703) 848-9667 o http://www.hlhz.com
            Washington, D.C. o Los Angeles o Chicago o San Fancisco o New York
            o Minneaplis o Dallas o Atlanta o Toronto o Seoul o Hong Kong

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Table of Contents
            --------------------------------------------------------------------

            Executive Summary.............................................     A

                  Scope of Engagement
                  Summary of Recent Trading Activity
                  Summary of Analysis Completed
                  Summary of Due Diligence Performed
                  Limiting Conditions
                  Conclusions

            Valuation of Avatex...........................................     B

                  Valuation of Avatex Assets
                  Aggregate Historical Trading Values of Avatex's Equity Securities

            Valuation of Preferred Stock..................................     C

                  Key Attributes
                  Hypothetical Restructuring Approach (Aggregate)
                  Historical Trading Analysis (Aggregate)
                  Summary of Preferred Valuation
                  Relative Value of Preferred Stock Issues
                  Value of Preferred vs. Recent Trading Value
                  Exchange Ratios For Each Preferred Issue

            Valuation of Consideration Being Offered to Preferred.........     D

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Table of Contents
            --------------------------------------------------------------------

                  Value of Aggregate Cash Deal
                  Valuation of $34 Million Note
                  Value of Conversion Deal at a 7.5x Exchange Ratio
                  Post Deal Avatex Ownership with Varying Exchange Ratios Value of Preferred Consideration vs. Preferred Value

            Fairness to Common............................................     E

                  Valuation of Common
                  Minority Interest Discount
                  Avatex Minority Interest Value
                  Estimated Avatex Values Per Share Post Transaction
                  Analysis of Avatex Common Stock Value: Pre-Deal and Post-Deal

            Fairness Opinion..............................................     F

            Supporting Material...........................................     G

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                               Executive Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Executive Summary
            --------------------------------------------------------------------

            SCOPE OF ENGAGEMENT

            We understand that the Company is considering a merger with Xetava Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Xetava"), or another transaction, pursuant to which
            (x) shares of the Company's common stock, par value $5.00 per share (the "Old Avatex Common Stock"), will be converted into common shares of the surviving company in such merger or other transaction; and (y) (1) shares of the Company's $4.20 Cumulative Exchangeable Series A Preferred Stock (the "$4.20 Preferred") and shares of the Company's $5.00 Cumulative Convertible Preferred Stock (the "$5.00 Preferred") will be converted into common shares of the surviving company in such merger or other transaction, or (2) holders of shares of the $4.20 Preferred and $5.00 Preferred could elect to receive in such merger or other transaction for their shares of $4.20 Preferred and/or $5.00 Preferred a pro rata share of (i) a cash amount, (ii) debt and/or other securities of the Company or of a subsidiary of the Company, and/or (iii) a portion of any recovery the Company receives from certain litigation. The foregoing or any other transaction pursuant to which the Company or any other party issues cash or debt or equity securities in exchange for or in consideration of, or the purchase or redemption, directly or indirectly, by the Company or any other party, of all or a substantial portion of the Old Avatex Common Stock, the $4.20 Preferred and the $5.00 Preferred, is referred to collectively herein as the "Transaction."

            SUMMARY OF RECENT TRADING ACTIVITY

            The following table highlights the recent trading activity for the Company's common stock and preferred stock.

            --------------------------------------------------------------------
                                              Common    $4.20 Pfd.    $5.00 Pfd.
                                              ------    ----------    ----------
            52 Week High                       $2.63      $16.88        $21.00
            52 Week Low                        $0.50       $2.75         $2.13
            Current Price (as of 4/28/99)      $0.75       $4.44         $4.81
            30-Day Average (as of 4/28/99)     $0.91       $4.14         $4.63
            6-Month Average (as of 4/28/99)    $0.88       $4.25         $6.53
            --------------------------------------------------------------------

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Executive Summary
            --------------------------------------------------------------------

            SUMMARY OF ANALYSIS COMPLETED

            In assessing the reasonableness of the consideration being offered to the Company's preferred shareholders and the financial fairness of the Transaction to the Company's common shareholders we have:

            (i) analyzed the reasonableness of the historical trading value of the Company's publicly traded equity securities;
            (ii) independently valued the total equity of the Company using a widely accepted valuation methodology;
            (iii) independently valued each of the Company's preferred securities;
            (iv) analyzed the value of the consideration being offered to the Company's preferred shareholders in the Transaction; and
            (v) reviewed the valuation implications to the Company's common stockholders of the Transaction.

            The purpose of this presentation is to summarize the finding of our analysis and present our conclusions.


                                                                               2

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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Executive Summary
            --------------------------------------------------------------------

            SUMMARY OF DUE DILIGENCE PERFORMED

            In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

            o reviewed the Company's form 10-K for the fiscal year ended March 31, 1998, the Company's form 10-Q for the nine month period ending December 31, 1998, which the Company's management has identified as the most current information available;

            o reviewed copies of the following agreements: Employment Agreements and Amendments, Real Estate Appraisals and Agreements, Certificate of Designation of $5.00 Cumulative Convertible Preferred Stock, Certificate of Designation of the $4.20 Cumulative Exchangeable Series A Preferred Stock, Draft Settlement Agreement between Avatex and Trustee, and Draft Promissory Note;

            o reviewed the Company's Draft Stockholders Agreement, the Draft Amended and Restated Agreement And Plan of Merger, Draft Pledge and Security Agreement, Draft Voting Agreement and Draft Warrant Agreement;

            o reviewed the General Terms and Conditions of Settlement Between Avatex Corp. and Certain Preferred Shareholders;

            o met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

            o visited certain facilities and business offices of the Company;

            o reviewed forecasts and projections prepared by the Company's management with respect to the Company for the period March 1999 to May 2003;

            o reviewed the historical market prices and trading volume for the Company's publicly traded securities;

            o reviewed other publicly available financial data for the Company and certain publicly-held investments of the Company; and

            o conducted such other studies, analyses and investigations as we have deemed appropriate


                                                                               3

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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Executive Summary
            --------------------------------------------------------------------

            LIMITING CONDITIONS

            We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. We understand that the terms and conditions of the Transaction have not been finalized. Our analysis is necessarily based on the latest available information as of the date of this presentation.

            We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us, and adjusted based on discussions with management, have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

            We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our analysis is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this presentation.

            CONCLUSIONS

            In summary, it is our conclusion that (i) the value being received by the preferred shareholders in the aggregate and for each issue is within a reasonable range of fair value, and (ii) the Transaction to the common shareholders is fair from a financial point of view.

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                             Valuation of Avatex
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Avatex
            --------------------------------------------------------------------

            VALUATION OF AVATEX ASSETS

            o The valuation of Avatex Corporation was conducted using the adjusted book value methodology. The Company's assets and liabilities (including contingent liabilities) were marked to fair market value. The difference between the fair market value of the assets and the fair market value of the liabilities is the Company's net equity on a control basis.

            o The concluded fair market value of Avatex on a control basis is $77.6 million as presented below:

                        Pre-Transaction Fair Market Value (Thousands)

                                                               As of
                  Assets                                      4/28/99
                                                              -------
                           Liquid Assets                       $24.0
                           Receivables                           2.5
                           Investments in Public Securities     57.2
                           Venture Capital Investments          10.0
                           Real Estate                          11.0
                           Other                                 5.4
                                                              -------
                  Total Assets                                $110.2

                  Liabilities
                           Debt                                 $9.2
                           Contingent Liabilities               19.8
                           Accounts Payable and Accruels         3.6
                                                              -------
                  Total Liabilities                            $32.6

                                                              -------
                  Net Equity                                   $77.6
                                                              =======

            AGGREGATE HISTORICAL TRADING VALUES OF AVATEX'S EQUITY SECURITIES

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Avatex
            --------------------------------------------------------------------

                                              (4/28/99)
                                               Current     30-Day Average    6-Month Average
                                              ---------    --------------    ---------------
            Common                            $  10,355    $       13,277    $        12,122

            $4.20 Preferred                   $  19,136    $       18,450    $        18,343

            $5.00 Preferred                   $   3,139    $        2,993    $         4,262
                                              ---------    --------------    ---------------

            Aggregate Market Value of Equity  $  32,630    $       34,720    $        34,727
                                              =========    ==============    ===============

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                    Valuation of Preferred Stock
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Preferred Stock
            --------------------------------------------------------------------

            KEY ATTRIBUTES

            FIRST SERIES PREFERRED STOCK ($5.00)

            Par Value                           $5.00 per share

            Dividends                           $5.00 per share

            Liquidation Preference              $50.00 per share

            Redemption                          $50.00 per share

            Voting                              No voting rights, currently have two board seats

            Conversion                          $25.80 per share of common (1.94x)

            Shares Outstanding / Face Value     652,273 / $32,613,650

            Arrearage Total (3/31/99)           $8,153,413

            Face Value plus Arrearage           $40,767,063

            CUMULATIVE EXCHANGEABLE SERIES A PREFERRED STOCK ($4.20)

            Par Value                           $5.00 per share

            Dividends                           $4.20 per share

            Liquidation Preference              $40.00 per share

            Redemption                          $40.00 per share

            Voting                              No voting rights, currently have two board seats

            Exchangeable                        10.5% subordinate notes (at Avatex Option)

            Shares Outstanding / Face Value     4,312,352 / $172,494,080

            Arrearage Total (3/31/99)           $51,020,513

            Face Value plus Arrearage           $223,514,593

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Preferred Stock
            --------------------------------------------------------------------

            HYPOTHETICAL RESTRUCTURING APPROACH

            Current Estimated Avatex
            Control Value                                                                77,600

            Employment Agreement
            Claim [a]                                      (24,000)                                        (12,000)
                                                          ---------                                       ----------

            Net Potential Recovery to
            Preferred Shareholders                          53,600                                          65,600

            Preferred Allocation in
            Restructuring
            Transactions                    75%      80%       85%      90%      95%        75%      80%       85%      90%     95%
                                        ---------------------------------------------   --------------------------------------------

                                        ---------------------------                     ---------------------------
            Est. Preferred Proceeds
            From Restructuring [b]       40,200   42,880    45,560   48,240   50,920     49,200   52,480    55,760   59,040  62,320
                                        ---------------------------                     ---------------------------

                  Indicated Range of Aggregate Preferred Fair Value           45,560  -  49,200

            [a] Source: Avatex management estimates the liability associated with the Employment Agreements at $24MM.

            [b] Preferred recovery expectations on lower end of range based on current inability to force restructuring to occur.

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                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Preferred Stock
            --------------------------------------------------------------------

            HISTORICAL TRADING ANALYSIS ($000S)

                                                               Value Range (As a Percentage of Avatex TEV)

                                                                     Low          High        Median
                                                               -------------------------------------------
            Avatex Historical Trading Evidence

            Historical Trading (All Value Ranges)                    51.1%        79.8%        70.7%
            Historical Trading - When TEV is $40MM - $70MM           66.4%        78.2%        72.6%

            Estimated Minority Interest Value of Avatex (A)                                   $54,300
                                                                                              -------
            Indicated Range of Aggregate Preferred Fair Value
            (Rounded) (B)                                                                $38,400 - $39,300

            Notes:

            TEV = Total Equity Value
            (A)   Based on 30% minority interest discount.
            (B) Using a 25% minority interest discount, the Indicated Range of Aggregate Preferred Fair Value is $41,100 and $42,300

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

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Preferred Stock
            --------------------------------------------------------------------

            SUMMARY OF PREFERRED VALUATION

                                                 Low                 High
                                                 ---                 ----

            Restructuring Approach             $45,600      -      $49,200

            Historical Trading (A)             $38,400      -      $42,300
                                               -------             -------

            Concluded Range of Fair Value      $41,000      -      $47,000
                                               =======             =======

                  (A) High end value range from this approach utilizes a 25% minority interest discount.

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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Preferred Stock
            --------------------------------------------------------------------

            RELATIVE VALUE OF PREFERRED STOCK ISSUES

            o Using historical pricing evidence, it was determined that approximately 84% of total preferred market value was attributable to the Series A $4.20 Preferred. The remaining 16% would be attributable to the First Series $5.00 Preferred.

                                                  Series A ($4.20) % of Total Preferred Market Cap
                                                              Low    High         Median
                                                  ------------------------------------------------
            Historical Trading (All Value Ranges)            73.8%   92.6%         84.1%

            Historical Trading - When TEV is $40MM - $70MM   73.8%   86.1%         83.9%

                  Conclusion - $4.20 Preferred                                     84.0%

            Range of Fair Value Preferred (Aggregate)                        $41,000 - $47,000

            Range of Fair Value - $4.20 Preferred (84%)                      $34,400 - $39,500

            Range of Fair Value - $5.00 Preferred (16%)                       $6,600 - $7,500

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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Preferred Stock
            --------------------------------------------------------------------

            VALUE OF PREFERRED VS. RECENT TRADING VALUE

                                              $4.20 Preferred    $5.00 Preferred
                                              ---------------    ---------------

            --------------------------------------------------------------------
            Indicated Range of Fair Value      $7.98 - $9.16     $10.12 - $11.50
            --------------------------------------------------------------------

            Current Price (4/28/99)                $4.44              $4.81

            30-Day Average Price                   $4.14              $4.63

            6-Month Average Price                  $4.25              $6.53

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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Preferred Stock
            --------------------------------------------------------------------

            EXCHANGE RATIOS FOR EACH PREFERRED ISSUE

            o Using a weighted average 7.5x conversion ratio and 84%/16% allocation of the value to the $4.20 Preferred and $5.00 Preferred, the implied conversion ratio for the $4.20 Preferred and the $5.00 Preferred are:

                                                     $4.20 Preferred      $5.00 Preferred         Total
                                                     ---------------      ---------------         -----
            Shares Outstanding                          4,312,352             652,273           4,964,625

            Concluded Weighted Avg. Conversion Ratio                                              7.50

                                                                                                ---------

            Total Converted Common Shares (A)                                                  37,234,688

            Concluded Allocation / Issue                  84%                 16%

            Allocation of Common Shares (A)            31,277,138           5,957,550

            -----------------------------------------------------------------------------
            Conversion Ratio Per Preferred Issue          7.253               9.134
            -----------------------------------------------------------------------------

            (A)   Assuming 0.0% elect cash and note alternative.

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

--------------------------------------------------------------------------------
                           Valuation of Consideration Being Offered to Preferred
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Consideration Being Offered to Preferred
            --------------------------------------------------------------------

            VALUE OF AGGREGATE CASH DEAL

               % of Preferred Electing Cash Deal                                          60%      80%      100%
                                                                                        --------------------------
               IRR On Note Based on Post Deal Collateral/Leverage Position                14%      16%      18%

               $34MM Note @ 6.75% (Pro-Rata)                        Value Per             16,875   21,384   25,421
               $15.25MM Cash (Pro-Rata)                              Warrant   15,250      9,150   12,200   15,250
                                                                    ---------
               2.75MM Warrants @ $2.25 (5 year life) (A)     2,750   $  0.33      908        545      726      908
               20% of McKesson Settlement (B)                                                 --       --       --
                                                                                        --------------------------

            Total Value of Preferred - Cash (Pro-Rata)                                    26,570   34,310   41,578

            Implied Value of 100% Preferred Interest                                      44,283   42,888   41,578

            (A)   Based on Black-Scholes Option Pricing Model.
            (B)   Amount of recovery unknown at this time.

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Consideration Being Offered to Preferred
            --------------------------------------------------------------------

            VALUATION OF $34 MILLION NOTE

            o The present value of the $34 Million note was calculated using discount rates in line with required rates of return for similarly collateralized, below-investment grade, low interest coverage, securities.

                                     INTERNAL RATE         VALUE
                                       OF RETURN           ($000)
                                     -------------     -------------

                                          14%             $28,125

                                          16%             $26,731

                                          18%             $25,421


                                                                              18

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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Consideration Being Offered to Preferred
            --------------------------------------------------------------------

            VALUE OF CONVERSION DEAL AT A 7.5X EXCHANGE RATIO

            Estimated Value of Avatex Equity (Control Basis)               $77,600      $77,600      $77,600

            % of Preferred Electing Cash Deal                              60%          80%         100%

            Value Deduction For Preferred Shareholders Taking Cash Deal    $26,570      $34,310      $41,578
                                                                        ------------------------------------

            Remaining TEV (Control Basis) - Avatex Common Shareholders     $51,030      $43,290      $36,022

            Minority Interest Adjustment of 30%                           ($15,309)    ($12,987)    ($10,807)
                                                                        ------------------------------------

            Post Deal TEV (Minority Interest Basis)                         35,721       30,303       25,215

               Current Common Shares O/S              13,806                13,806       13,806       13,806
               Preferred Shares Converting             4,965                 1,986          993           --
               Common Shares Rec'd By Conv. Pref                            14,894        7,447           --
                                                                        ------------------------------------
            Avatex Shares O/S Post Deal                                     28,700       21,253       13,806

               Estimated Avatex Value/Share Post Deal                   $     1.24    $    1.43    $    1.83

            Value of Conversion Deal (Pro-Rata)                            $18,537      $10,618           --

            Implied Value Of Conversion Deal (100% Basis)                  $46,343      $53,088       N/A


                                                                              19

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Consideration Being Offered to Preferred
            --------------------------------------------------------------------

            POST DEAL AVATEX OWNERSHIP WITH VARYING EXCHANGE RATIOS (A)

            WEIGHTED AVERAGE CONVERSION RATIO        7.25    7.50    7.75
                                                     ----    ----    ----

            PREFERRED OWNERSHIP                      72%     73%     74%

            COMMON OWNERSHIP                         28%     27%     26%


            (A)   Assuming 100% elect conversion alternative.


                                                                              20

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

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                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Consideration Being Offered to Preferred
            --------------------------------------------------------------------

            VALUE OF PREFERRED CONSIDERATION VS. PREFERRED VALUE

                                              $4.20 Preferred     $5.00 Preferred          Total
                                              ---------------     ---------------          -----

            ------------------------------------------------------------------------------------------
                                     60%          $37,200             $7,100              $44,300

            Cash Deal                80%          $36,000             $6,900              $42,900

                                    100%          $34,900             $6,700              $41,600
            ------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------
                                     60%          $38,900             $7,400              $46,300

            Conversion Deal

                                     80%          $44,600             $8,500              $53,100
            ------------------------------------------------------------------------------------------

            Range of Fair Values             $34,400 - $39,500    $6,600 - $7,500    $41,000 - $47,000


                                                                              21

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

--------------------------------------------------------------------------------
                                                              Fairness To Common
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Common
            --------------------------------------------------------------------

            VALUATION OF COMMON

            o As previously determined, the aggregate equity value of Avatex is estimated at $77.6 million on a controlling interest basis. The aggregate value attributable to the Avatex common shareholders post-deal is the difference between the total equity value of the Company and the value of the consideration granted to the Preferred electing the cash alternative.

                  Percentage of Preferred Electing Cash Deal                         60%             80%            100%
                                                                                     ---             ---            ----
                  Estimated Value of Avatex Equity (Control Basis)                77,600          77,600          77,600

                  Value Deduction for Preferred Shareholders Taking Cash Deal     26,570          34,310          41,578
                                                                                  --------------------------------------

                  Remaining TEV- Avatex Common Shareholders (Control Basis)       51,030          43,290          36,022

                  TEV = Total Equity Value

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

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Valuation of Common
            --------------------------------------------------------------------

            MINORITY INTEREST DISCOUNT

            o Each share of common stock represents a fractional interest in the value of Avatex; therefore, a minority interest discount is applied to the residual value attributable to the common shareholders.

            o A minority interest discount of 30% was selected based upon research conducted on discounts to net asset value experienced by closed-end funds, deregulated investment companies, and master limited partnership interests.

                                                                                    Premium/Discount from Net Asset Value
                                                                                    -------------------------------------
                                                                                 Low          High      Median      Average
                                                                             --------------------------------------------------
            Closed-End Funds (Regulated Investment Companies)
               Closed-End Equity Funds (General & Specialized)                  -24.7%        20.3%     -10.2%       -8.4%
               Closed-End Funds With Market Value of Assets < $200 Million      -24.7%        20.3%     -15.9%      -10.6%

            Deregulated Investment Companies
               Real Silk Hosiery Mills, Inc. (1984-1988)                        -23.8%      -34.4%      -25.0%      -27.9%

            Master Limited Partnership
               LP Secondary Market Discounts [a]                                N/A         N/A         N/A         -44.0%
               Publicly Registered Limited Partnership Interests [b]         -36.6%[c]   -69.1%[d]   -43.1%[e]      -49.6%

            Range of Minority Interest Discounts                                          25% - 35%

--------------------------------------------------------------------------------
                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Fairness to Common
            --------------------------------------------------------------------

            AVATEX MINORITY INTEREST VALUE

            o After adjusting the value attributable to the post-deal Avatex common stockholders for minority interest considerations, the aggregate minority interest value attributable to the Avatex common shareholders (post deal) ranges from $35.7 million under the scenario where 60% of the Preferreds' elect the "cash" alternative to $25.2 million under the scenario where 100% of the Preferreds' elect the cash alternative.

            Preferred Shareholders Election                             60% Cash   80% Cash   100% Cash
                                                                        --------   --------   ---------
            Remaining TEV (Control Basis) - Avatex Common Shareholders    51,030     43,290     36,022

            Adjustment For Minority Interest @ 30%                       (15,309)   (12,987)   (10,807)
                                                                        -------------------------------

            Post Deal TEV (Minority Interest Basis)                       35,721     30,303     25,215

--------------------------------------------------------------------------------
                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Fairness to Common
            --------------------------------------------------------------------

            ESTIMATED AVATEX VALUES PER SHARE POST TRANSACTION

                                                                         Scenario

            Preferred Shareholder Election                    60% Cash   80% Cash   100% Cash
                                                              --------   --------   ---------
            Post Deal TEV (Minority Interest Basis)            35,721     30,303     25,215     [A]

            Avatex Common                                      13,806     13,806     13,806

            Avatex Common - From Preferred Conversion          14,894      7,447         --
                                                               ------      -----     ------

            Total Avatex Common Shares Outstanding Post Deal   28,700     21,253     13,806     [B]
                                                               ------     ------     ------

            Avatex Post Deal Value Per Share                    $1.24      $1.43      $1.83   [A]/[B]

            o As the percentage of Preferreds' electing cash alternative increases from 60% to 100%, the total number of common shares outstanding decreases because there are less Preferreds electing to take common shares.

--------------------------------------------------------------------------------
                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                              Avatex Corporation
--------------------------------------------------------------------------------

Fairness to Common
            --------------------------------------------------------------------

            ANALYSIS OF AVATEX COMMON STOCK VALUE: PRE-DEAL AND POST-DEAL

            Percentage of Preferred Shareholders Electing Cash Deal    60%    80%   100%
                                                                       ---    ---   ----
            Estimated Range of Post Deal Stock Prices                 $1.24  $1.43  $1.83

                                                                      -------------------
            Premium to Current Stock Price - $0.75                     65%    91%   144%

            Premium to 30-Day Average Stock Price - $.91               36%    57%   101%

            Premium to 6-Month Average Stock Price - $.88              41%    63%   108%
                                                                      -------------------

            o     Assumes a conversion ratio of 7.5 x.

--------------------------------------------------------------------------------
                          Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

--------------------------------------------------------------------------------
                                                                Fairness Opinion
--------------------------------------------------------------------------------

May 6, 1999

To The Board of Directors of
   Avatex Corporation

Dear Directors:

We understand that Avatex Corporation (hereinafter the "Company") is considering a merger with Xetava Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Xetava"), or another transaction, pursuant to which
(x) shares of the Company's common stock, par value $5.00 per share (the "Old Avatex Common Stock"), will be converted into common shares of the surviving company in such merger or other transaction; and (y) (1) shares of the Company's $4.20 Cumulative Exchangeable Series A Preferred Stock (the "$4.20 Preferred") and shares of the Company's $5.00 Cumulative Convertible Preferred Stock (the "$5.00 Preferred") will be converted into common shares of the surviving company in such merger or other transaction, or (2) holders of shares of the $4.20 Preferred and $5.00 Preferred could elect to receive in such merger or other transaction for their shares of $4.20 Preferred and/or $5.00 Preferred a pro rata share of (i) a cash amount, (ii) debt and/or other securities of the Company or of a subsidiary of the Company, and/or (iii) a portion of any recovery the Company receives from certain litigation. The foregoing or any other transaction pursuant to which the Company or any other party issues cash or debt or equity securities in exchange for or in consideration of, or the purchase or redemption, directly or indirectly, by the Company or any other party, of all or a substantial portion of the Old Avatex Common Stock, the $4.20 Preferred and the $5.00 Preferred, is referred to collectively herein as the "Transaction."

You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it. We understand that the terms and conditions of the Transaction have not been finalized. Our Opinion is necessarily based on the latest available information as of the date of this Opinion.

The Board of Directors of
Avatex Corporation
May 6, 1999
Page 2


In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

      1. reviewed the Company's form 10-K for the fiscal year ended March 31, 1998, the Company's form 10-Q for the nine month period ending December 31, 1998, and the Company's internal, unaudited results through February 28, 1999, which the Company's management has identified as the most current information available;

      2. reviewed copies of the following agreements: Employment Agreements and Amendments, Real Estate Appraisals, Certificate of Designation of $5.00 Cumulative Preferred Stock, Certificate of Designation of the $4.20 Cumulative Exchangeable Series A Preferred Stock;

      3. reviewed the General Terms and Conditions of Settlement Between Avatex Corp. and Certain Preferred Shareholders;

      4. reviewed the Company's Draft Stockholders Agreement, the Draft Amended and Restated Agreement And Plan of Merger, Draft Pledge and Security Agreement, Draft Voting Agreement, Draft Warrant Agreement, and Draft Promissory Note;

      5. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

      6.    visited certain facilities and business offices of the Company;

      7. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the period March 1999 to May 2003;

      8. reviewed the historical market prices and trading volume for the Company's publicly traded securities;

      9. reviewed other publicly available financial data for the Company and certain publicly-held investments of the Company; and

      10. conducted such other studies, analyses and investigations as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition,

The Board of Directors of
Avatex Corporation
May 6, 1999
Page 3


business or prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the $4.20 Preferred shareholders, pursuant to the Transaction, is within a reasonable range of fair value of the $4.20 Preferred; and the consideration to be received by the $5.00 Preferred shareholders, pursuant to the Transaction, is within a reasonable range of fair value of $5.00 Preferred.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

May 6, 1999

To The Board of Directors of
   Avatex Corporation

Dear Directors:

We understand that Avatex Corporation (hereinafter the "Company") is considering a merger with Xetava Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Xetava"), or another transaction, pursuant to which
(x) shares of the Company's common stock, par value $5.00 per share (the "Old Avatex Common Stock"), will be converted into common shares of the surviving company in such merger or other transaction; and (y) (1) shares of the Company's $4.20 Cumulative Exchangeable Series A Preferred Stock (the "$4.20 Preferred") and shares of the Company's $5.00 Cumulative Convertible Preferred Stock (the "$5.00 Preferred") will be converted into common shares of the surviving company in such merger or other transaction, or (2) holders of shares of the $4.20 Preferred and $5.00 Preferred could elect to receive in such merger or other transaction for their shares of $4.20 Preferred and/or $5.00 Preferred a pro rata share of (i) a cash amount, (ii) debt and/or other securities of the Company or of a subsidiary of the Company, and/or (iii) a portion of any recovery the Company receives from certain litigation. The foregoing or any other transaction pursuant to which the Company or any other party issues cash or debt or equity securities in exchange for or in consideration of, or the purchase or redemption, directly or indirectly, by the Company or any other party, of all or a substantial portion of the Old Avatex Common Stock, the $4.20 Preferred and the $5.00 Preferred, is referred to collectively herein as the "Transaction."

You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it. We understand that the terms and conditions of the Transaction have not been finalized. Our Opinion is necessarily based on the latest available information as of the date of this Opinion.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1. reviewed the Company's form 10-K for the fiscal year ended March 31, 1998, the Company's form 10-Q for the nine month period ending December 31, 1998, and the Company's internal, unaudited results through February 28, 1999, which the Company's management has identified as the most current information available;

Board of Directors
Avatex Corporation
May 6, 1999
Page 2

     2. reviewed copies of the following agreements: Employment Agreements and Amendments, Real Estate Appraisals, Certificate of Designation of $5.00 Cumulative Preferred Stock, Certificate of Designation of the $4.20 Cumulative Exchangeable Series A Preferred Stock;

     3. reviewed the General Terms and Conditions of Settlement Between Avatex Corp. and Certain Preferred Shareholders;

     4. reviewed the Company's Draft Stockholders Agreement, the Draft Amended and Restated Agreement And Plan of Merger, Draft Pledge and Security Agreement, Draft Voting Agreement, Draft Warrant Agreement, and Draft Promissory Note;

     5. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

     6.   visited certain facilities and business offices of the Company;

     7. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the period March 1999 to May 2003;

     8. reviewed the historical market prices and trading volume for the Company's publicly traded securities;

     9. reviewed other publicly available financial data for the Company and certain publicly-held investments of the Company; and

     10. conducted such other studies, analyses and investigations as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Board of Directors
Avatex Corporation
May 6, 1999
Page 3


Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by public common stockholders of the Company, pursuant to the Transaction, is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

--------------------------------------------------------------------------------
                                                             Supporting Material
--------------------------------------------------------------------------------

Avatex Corporation
Summary of Current Balance Sheet Items
--------------------------------------------------------------------------------

                                           ASSUMPTION: 100% CASH ELECTION
                                 -----------------------------------------------
                                  Pre Deal                Post Deal   Management
                                 Estimated   Impact Of    Estimated   Estimated
Assets                              FMV     Transaction      FMV         FMV
                                 -----------------------------------------------

Total Liquid Assets                24,012    (17,650)       6,362        6,362

Total Receivables                   2,544       --          2,544        3,544

Total Inv. In Public Securities    57,204       --         57,204       66,155

Total VC Investments                9,977       --          9,977        9,593

Total Real Estate                  11,000       --         11,000       12,000

Total Other Assets                  5,433       --          5,433        5,433

                                 -----------------------------------------------
    Total Assets                  110,169    (17,650)      92,519      103,087

Liabilities

Total Debt Obligations              9,226     34,000       43,226       43,226

Total Contingent Liabilities       19,804       --         19,804       22,010

Total A/P & Accruals                3,588       --          3,588        3,588

                                 -----------------------------------------------
   Total Obligations               32,618     34,000       66,618       68,824

                                 -----------------------------------------------
NET EQUITY CUSHION                 77,551    (51,650)      25,901       34,263

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

Avatex Corporation
Solvency Analysis

                                                                                               ASSUMPTION: 100% CASH ELECTION
                                                                                           ----------------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                                          Estimated
                                                                                              Book Value      GAAP        Value
                                                                                              At 12/31/98   2/28/99     At 7/31/99
                                                                                           ----------------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                                                     27,569       27,892       31,528
      Cash Accounts                                                                                113           --           --
      Grand Bank money market                                                                    1,251           --           --
      Cash surrender value                                                                       1,026        1,076        1,484
      Restricted Cash (Real Estate)                                                                340          324          324
      Cash Associated W/Real Estate                                                                313          770          770
                                                                                           ----------------------------------------
                 Total Liquid Assets                                                            30,612       30,062       34,106

Receivables
      Real Estate operating receivables                                                            230          247          247
      Other receivables parent company                                                              75           44           44
      Receivable from Nat Steel Corp.                                                               --           --           --
      Note receivable from Shopko                                                                2,500        2,500        3,500
      Bernstein Receivable                                                                          --           --        3,035
      Best Western sale                                                                             --           --           --
                                                                                           ----------------------------------------
                 Total Receivables                                                               2,805        2,791        6,826

Investment In Public Securities            Ownership                   Price      As Of
                                         ------------------------    ----------------------
      Carson Inc Stock                     1,731.690       11.6%       $7.634    4/28/99         6,927        5,412        6,386
      JW-Genesis Stock                        80.000        1.5%       $14.13    4/28/99         1,781        2,059        1,130
      Phar-Mor Stock                       4,704.033       38.4%       $9.000    4/28/99        23,877       23,802       23,520
      Phar-Mor Warrants                       91.902        N/A        $0.750    4/28/99            75           70           69
      Imagyn Med. Tech. Stock              1,914.827        4.9%       $0.313    4/28/99           383        1,666          598
      Imagyn Warrants                                                                               --           --           --

                                                                                           ----------------------------------------
                 Total Investment In Public Securities                                          33,043       33,009       31,703

Venture Capital Investments
      RAS Service LP                                                                                27           31           --
      RAS Holding                                                                                  934        1,480        2,480
      Chemlink Acquisition Co                                                                    2,807        2,726        3,016
      Caring Technologies                  1,490.462                   $1.000                    1,288        1,288        1,490
      HPD Holdings Corp.                                                                         1,250        1,250        1,413
      Dividends accrued on investments                                                             166          163           --
      Alumet Partnership                                                                            --           --           --
      Cyclone                                                                                       --           --           --
      Ben Franklin                                                                                  --           --           --
      AM Partners                                                                                   --           --           --
      Emultek                                                                                       --           44           44
      Proscape Technologies                                                                        150          150          150

                                                                                           ----------------------------------------
                 Total Venture Capital Investments                                               6,622        7,132        8,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                                                   8,432        8,395        8,395
      Best Western                                                                                 --           --           --
      RIVA Properties                                                                            4,953        4,901        4,901
      NRA Building (Marriott)                                                                   16,650       17,407       17,407
                                                                                           ----------------------------------------
                 Total Real Estate                                                              30,035       30,703       30,703

Other Assets
      Pension Plans                                                                             10,535       10,779       10,779
      PP&E (Parent)                                                                                133          126          126
      Trust Assets                                                                                  11           --           --
      Prepaids                                                                                     290          307          307
      Real Estate deferred costs for debt, invent.                                                 213          200          200
      Intangibles (relating to real estate purchases)                                              720          703          703
      Deferred debt issue costs (real estate)                                                      787          783          783
      Best Western franchise purchase                                                               38           38           38
      Litigation Settlement                                                                         --           --           --
                                                                                           ----------------------------------------
                 Total Other Assets                                                             12,727       12,936       12,936

                                                                                           ----------------------------------------
      TOTAL ASSETS                                                                             115,844      116,633      124,868
                                                                                           ========================================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                                                                 --           --
      Note Foxmeyer Bankruptcy Trustee (PIK)                                                     8,835        8,944        9,226
      Real Estate - RIVA (Non-Recourse)                                                          5,163        5,151        5,151
      Real Estate - Howard Johnson (Non-Recourse)                                                7,403        7,333        7,333
      Real Estate - NRA Builiding  (Non-Recourse)                                               13,002       13,008       13,008
      New Line Of Credit

                                                                                           ----------------------------------------
                 Total Debt Obligations                                                         34,403       34,436       34,718

Contingent Liabilities
      Environmental Claims                                                                       1,629        1,491        1,442
      Lawsuit - [**]                                                                              [**]         [**]         [**]
      Lawsuit - [**]                                                                              [**]         [**]         [**]
      Lawsuit - [**]                                                                                --           --           --
      Reserve for USHDI Disc. Ops.                                                                 597          401          346
      PBM accrued commission on Shopko note                                                        123          123          172
      Directors' pension/Wilson/Thompson                                                         1,016        1,003          946
      Retiree Healthcare (Total)                                                                 3,826        3,792        3,698
      Nonqualified Ret. Plans (Total)                                                              927          904          894
      Reserve For O/S Permian LP units                                                              89           89           89
      NAC Shut-down Reserves                                                                       205          205          205
      Natmin reserves                                                                              244          244          244
      National Intergroup Pension Liability                                                         --           --           --
      Alumet Obligation                                                                            171          171          171
      Other Contingent Liabilities                                                                  --           --           --
      Tax On Built In Capital Gains                                                                 --           --           --

                                                                                           ----------------------------------------
                 Total Contingent Liabilities                                                   11,577       11,423       11,207

Accounts Payable & Accruals
      Outstanding checks and accounts payable                                                    1,173        1,281        1,303
      Real Estate Accrued Payables                                                                 587          606          606
      Payable to McKeeson                                                                          126          126          126
      Proxy-Annual report costs                                                                     87           99           99
      Payroll                                                                                      765          904          904
      Accrued franchise taxes                                                                       78           78           78
      Franchise tax                                                                              2,277        2,273        2,273
      Audit accrual                                                                                134           87           87
      Real Estate Accrued Liabilities                                                              898        2,213        2,213

                                                                                           ----------------------------------------
                 Total A/P & Accruals                                                            6,125        7,667        7,689

Total Obligations                                                                               52,105       53,526       53,614

                 Net Equity Cushion                                                             63,739       63,107       71,254

                                                                           ASSUMPTION: 100% CASH ELECTION
                                                       ---------------------------------------------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                      Pre Deal
                                                            Less:      Accounting        FMV       Estimated    Impact Of
                                                         Real Estate   Adjustments   Adjustments      FMV      Transaction
                                                       ---------------------------------------------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                (9,000)          --             --        22,528     (17,650)
      Cash Accounts                                            --           --             --            --          --
      Grand Bank money market                                  --           --             --            --          --
      Cash surrender value                                     --           --             --         1,484          --
      Restricted Cash (Real Estate)                          (324)          --             --            --          --
      Cash Associated W/Real Estate                          (770)          --             --            --          --
                                                       ---------------------------------------------------------------------
                 Total Liquid Assets                      (10,094)          --             --        24,012     (17,650)

Receivables
      Real Estate operating receivables                      (247)          --             --            --          --
      Other receivables parent company                         --           --             --            44          --
      Receivable from Nat Steel Corp.                          --           --             --            --          --
      Note receivable from Shopko                              --           --         (1,000)        2,500          --
      Bernstein Receivable                                 (3,035)          --             --            --          --
      Best Western sale                                        --           --             --            --          --
                                                       ---------------------------------------------------------------------
                 Total Receivables                         (3,282)          --         (1,000)        2,544          --

Investment In Public Securities

      Carson Inc Stock                                         --           --          6,834        13,219          --
      JW-Genesis Stock                                         --           --              0         1,130          --
      Phar-Mor Stock                                           --           --         18,816        42,336          --
      Phar-Mor Warrants                                        --           --             --            69          --
      Imagyn Med. Tech. Stock                                  --           --           (150)          449          --
      Imagyn Warrants                                          --           --             --            --          --

                                                       ---------------------------------------------------------------------
                 Total Investment In Public Securities         --           --         25,501        57,204          --

Venture Capital Investments
      RAS Service LP                                           --           --             --            --          --
      RAS Holding                                              --           --             --         2,480          --
      Chemlink Acquisition Co                                  --           --             --         3,016          --
      Caring Technologies                                      --           --             --         1,490          --
      HPD Holdings Corp.                                       --           --             --         1,413          --
      Dividends accrued on investments                         --           --             --            --          --
      Alumet Partnership                                       --           --          1,383         1,383          --
      Cyclone                                                  --           --             --            --          --
      Ben Franklin                                             --           --             --            --          --
      AM Partners                                              --           --             --            --          --
      Emultek                                                                                            44
      Proscape Technologies                                    --           --             --           150          --
                                                                                                         --
                                                       ---------------------------------------------------------------------
                 Total Venture Capital Investments             --           --          1,383         9,977          --

Real Estate
      Howard Johnson (Includes Total FMV Adj.)             (8,395)          --         11,000        11,000          --
      Best Western                                             --           --             --            --          --
      RIVA Properties                                      (4,901)          --             --            --          --
      NRA Building (Marriott)                             (17,407)          --             --            --          --
                                                       ---------------------------------------------------------------------
                 Total Real Estate                        (30,703)          --         11,000        11,000          --

Other Assets
      Pension Plans                                       (10,779)          --             --            --          --
      PP&E (Parent)                                            --           --             --           126          --
      Trust Assets                                             --           --             --            --          --
      Prepaids                                                 --           --             --           307          --
      Real Estate deferred costs for debt, invent.           (200)          --             --            --          --
      Intangibles (relating to real estate purchases)        (703)          --             --            --          --
      Deferred debt issue costs (real estate)                (783)          --             --            --          --
      Best Western franchise purchase                         (38)          --             --            --          --
      Litigation Settlement                                    --           --           [**]          [**]          --
                                                       ---------------------------------------------------------------------
                 Total Other Assets                       (12,503)          --           [**]          [**]          --

                                                       ---------------------------------------------------------------------
      TOTAL ASSETS                                        (56,582)          --         41,884       110,169     (17,650)
                                                       =====================================================================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                            --           --             --            --      34,000
      Note Foxmeyer Bankruptcy Trustee (PIK)                   --           --             --         9,226          --
      Real Estate - RIVA (Non-Recourse)                    (5,151)          --             --            --          --
      Real Estate - Howard Johnson (Non-Recourse)          (7,333)          --             --            --          --
      Real Estate - NRA Builiding  (Non-Recourse)         (13,008)          --             --            --          --
      New Line Of Credit

                                                       ---------------------------------------------------------------------
                 Total Debt Obligations                   (25,492)          --             --         9,226      34,000

Contingent Liabilities
      Environmental Claims                                     --           --            155         1,597          --
      Lawsuit - [**]                                           --           --             --          [**]          --
      Lawsuit - [**]                                           --           --             --          [**]          --
      Lawsuit - [**]                                           --           --           [**]          [**]          --
      Reserve for USHDI Disc. Ops.                             --           --           (447)         (101)         --
      PBM accrued commission on Shopko note                    --           --             --           172          --
      Directors' pension/Wilson/Thompson                       --           --             --           946          --
      Retiree Healthcare (Total)                               --           --         (1,000)        2,698          --
      Nonqualified Ret. Plans (Total)                          --           --             --           894          --
      Reserve For O/S Permian LP units                         --           --             --            89          --
      NAC Shut-down Reserves                                   --           --           (196)            9          --
      Natmin reserves                                          --         (244)            --            --          --
      National Intergroup Pension Liability                    --           --            TBD            --          --
      Alumet Obligation                                        --           --           (171)           --          --
      Other Contingent Liabilities                             --           --         10,000        10,000          --
      Tax On Built In Capital Gains                            --           --             --            --          --

                                                       ---------------------------------------------------------------------
                 Total Contingent Liabilities                  --         (244)         8,841        19,804          --

Accounts Payable & Accruals
      Outstanding checks and accounts payable                  --           --             --         1,303          --
      Real Estate Accrued Payables                           (606)          --             --            --          --
      Payable to McKeeson                                      --         (126)            --            --          --
      Proxy-Annual report costs                                --           --             --            99          --
      Payroll                                                  --          879)            --            25          --
      Accrued franchise taxes                                  --           --             --            78          --
      Franchise tax                                            --           --           (277)        1,996          --
      Audit accrual                                            --           --             --            87          --
      Real Estate Accrued Liabilities                      (2,213)          --             --            --          --

                                                       ---------------------------------------------------------------------
                 Total A/P & Accruals                      (2,819)      (1,005)          (277)        3,588          --

Total Obligations                                         (28,311)      (1,249)         8,564        32,618      34,000

                 Net Equity Cushion                       (28,271)       1,249         33,320        77,551     (51,650)

                                                        ASSUMPTION: 100% CASH ELECTION
                                                        ------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)               Post Deal  Management
                                                             Estimated  Estimated
                                                                FMV        FMV
                                                        ------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                    4,878      4,878
      Cash Accounts                                               --         --
      Grand Bank money market                                     --         --
      Cash surrender value                                     1,484      1,484
      Restricted Cash (Real Estate)                               --         --
      Cash Associated W/Real Estate                               --         --
                                                        ------------------------------
                 Total Liquid Assets                           6,362      6,362

Receivables
      Real Estate operating receivables                           --         --
      Other receivables parent company                            44         44
      Receivable from Nat Steel Corp.                             --         --
      Note receivable from Shopko                              2,500      3,500
      Bernstein Receivable                                        --         --
      Best Western sale                                           --         --
                                                        ------------------------------
                 Total Receivables                             2,544      3,544

Investment In Public Securities

      Carson Inc Stock                                        13,219      17,317
      JW-Genesis Stock                                         1,130      1,130
      Phar-Mor Stock                                          42,336      47,040
      Phar-Mor Warrants                                           69         69
      Imagyn Med. Tech. Stock                                    449        598
      Imagyn Warrants                                             --         --

                                                        ------------------------------
                 Total Investment In Public Securities        57,204     66,155

Venture Capital Investments
      RAS Service LP                                              --         --
      RAS Holding                                              2,480      2,480
      Chemlink Acquisition Co                                  3,016      3,016
      Caring Technologies                                      1,490      1,490
      HPD Holdings Corp.                                       1,413      1,413
      Dividends accrued on investments                            --         --
      Alumet Partnership                                       1,383      1,000
      Cyclone                                                     --         --
      Ben Franklin                                                --         --
      AM Partners                                                 --         --
      Emultek                                                     44         44
      Proscape Technologies                                      150        150

                                                        ------------------------------
                 Total Venture Capital Investments             9,977      9,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                11,000     12,000
      Best Western                                                --         --
      RIVA Properties                                             --         --
      NRA Building (Marriott)                                     --         --
                                                        ------------------------------
                 Total Real Estate                            11,000     12,000

Other Assets
      Pension Plans                                               --         --
      PP&E (Parent)                                              126        126
      Trust Assets                                                --         --
      Prepaids                                                   307        307
      Real Estate deferred costs for debt, invent.                --         --
      Intangibles (relating to real estate purchases)             --         --
      Deferred debt issue costs (real estate)                     --         --
      Best Western franchise purchase                             --         --
      Litigation Settlement                                     [**]       [**]
                                                        ------------------------------
                 Total Other Assets                             [**]       [**]

                                                        ------------------------------
      TOTAL ASSETS                                            92,519    103,087
                                                        ==============================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                           34,000      34,000
      Note Foxmeyer Bankruptcy Trustee (PIK)                   9,226      9,226
      Real Estate - RIVA (Non-Recourse)                           --         --
      Real Estate - Howard Johnson (Non-Recourse)                 --         --
      Real Estate - NRA Builiding  (Non-Recourse)                 --         --
      New Line Of Credit                                                     --
                                                                             --
                                                        ------------------------------
                 Total Debt Obligations                       43,226      43,226

Contingent Liabilities
      Environmental Claims                                     1,597      1,597
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Reserve for USHDI Disc. Ops.                              (101)      (101)
      PBM accrued commission on Shopko note                      172
      Directors' pension/Wilson/Thompson                         946        946
      Retiree Healthcare (Total)                               2,698      2,698
      Nonqualified Ret. Plans (Total)                            894        894
      Reserve For O/S Permian LP units                            89         89
      NAC Shut-down Reserves                                       9          9
      Natmin reserves                                             --         --
      National Intergroup Pension Liability                       --         --
      Alumet Obligation                                           --         --
      Other Contingent Liabilities                            10,000     10,000
      Tax On Built In Capital Gains                               --      2,206

                                                        ------------------------------
                 Total Contingent Liabilities                 19,804     22,010

Accounts Payable & Accruals
      Outstanding checks and accounts payable                  1,303      1,303
      Real Estate Accrued Payables                                --         --
      Payable to McKeeson                                         --         --
      Proxy-Annual report costs                                   99         99
      Payroll                                                     25         25
      Accrued franchise taxes                                     78         78
      Franchise tax                                            1,996      1,996
      Audit accrual                                               87         87
      Real Estate Accrued Liabilities                             --         --

                                                        ------------------------------
                 Total A/P & Accruals                          3,588      3,588

Total Obligations                                             66,618     68,824

                 Net Equity Cushion                           25,901     34,263

Avatex Corporation
Summary of Current Balance Sheet Items
--------------------------------------------------------------------------------

                                           ASSUMPTION: 80% CASH ELECTION
                                 -----------------------------------------------
                                  Pre Deal                Post Deal   Management
                                 Estimated   Impact Of    Estimated   Estimated
Assets                              FMV     Transaction      FMV         FMV
                                 -----------------------------------------------

Total Liquid Assets                24,012    (14,600)        9,412        9,412

Total Receivables                   2,544         --         2,544        3,544

Total Inv. In Public Securities    57,204         --        57,204       66,155

Total VC Investments                9,977         --         9,977        9,593

Total Real Estate                  11,000         --        11,000       12,000

Total Other Assets                  5,433         --         5,433        5,433

                                 -----------------------------------------------
    Total Assets                  110,169    (14,600)       95,569      106,137

Liabilities

Total Debt Obligations              9,226     27,200        36,426       36,426

Total Contingent Liabilities       19,804         --        19,804       22,010

Total A/P & Accruals                3,588         --         3,588        3,588

                                 -----------------------------------------------
   Total Obligations               32,618     27,200        59,818       62,024

                                 -----------------------------------------------
NET EQUITY CUSHION                 77,551    (41,800)       35,751       44,113

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------
Avatex Corporation
Solvency Analysis

                                                                                                ASSUMPTION: 80% CASH ELECTION
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                                          Estimated
                                                                                              Book Value      GAAP        Value
                                                                                              At 12/31/98   2/28/99     At 7/31/99
ASSETS

Liquid Assets
      Overnight Investments                                                                     27,569       27,892       31,528
      Cash Accounts                                                                                113           --           --
      Grand Bank money market                                                                    1,251           --           --
      Cash surrender value                                                                       1,026        1,076        1,484
      Restricted Cash (Real Estate)                                                                340          324          324
      Cash Associated W/Real Estate                                                                313          770          770
                 Total Liquid Assets                                                            30,612       30,062       34,106

Receivables
      Real Estate operating receivables                                                            230          247          247
      Other receivables parent company                                                              75           44           44
      Receivable from Nat Steel Corp.                                                               --           --           --
      Note receivable from Shopko                                                                2,500        2,500        3,500
      Bernstein Receivable                                                                          --           --        3,035
      Best Western sale                                                                             --           --           --
                 Total Receivables                                                               2,805        2,791        6,826

Investment In Public Securities                   Ownership            Price      As Of
      Carson Inc Stock                     1,731.690       11.6%       $7.634    4/28/99         6,927        5,412        6,386
      JW-Genesis Stock                        80.000        1.5%       $14.13    4/28/99         1,781        2,059        1,130
      Phar-Mor Stock                       4,704.033       38.4%       $9.000    4/28/99        23,877       23,802       23,520
      Phar-Mor Warrants                       91.902        N/A        $0.750    4/28/99            75           70           69
      Imagyn Med. Tech. Stock              1,914.827        4.9%       $0.313    4/28/99           383        1,666          598
      Imagyn Warrants                                                                               --           --           --

                 Total Investment In Public Securities                                          33,043       33,009       31,703

Venture Capital Investments
      RAS Service LP                                                                                27           31           --
      RAS Holding                                                                                  934        1,480        2,480
      Chemlink Acquisition Co                                                                    2,807        2,726        3,016
      Caring Technologies                  1,490.462                   $1.000                    1,288        1,288        1,490
      HPD Holdings Corp.                                                                         1,250        1,250        1,413
      Dividends accrued on investments                                                             166          163           --
      Alumet Partnership                                                                            --           --           --
      Cyclone                                                                                       --           --           --
      Ben Franklin                                                                                  --           --           --
      AM Partners                                                                                   --           --           --
      Emultek                                                                                       --           44           44
      Proscape Technologies                                                                        150          150          150

                 Total Venture Capital Investments                                               6,622        7,132        8,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                                                   8,432        8,395        8,395
      Best Western                                                                                 --           --           --
      RIVA Properties                                                                            4,953        4,901        4,901
      NRA Building (Marriott)                                                                   16,650       17,407       17,407
                 Total Real Estate                                                              30,035       30,703       30,703

Other Assets
      Pension Plans                                                                             10,535       10,779       10,779
      PP&E (Parent)                                                                                133          126          126
      Trust Assets                                                                                  11           --           --
      Prepaids                                                                                     290          307          307
      Real Estate deferred costs for debt, invent.                                                 213          200          200
      Intangibles (relating to real estate purchases)                                              720          703          703
      Deferred debt issue costs (real estate)                                                      787          783          783
      Best Western franchise purchase                                                               38           38           38
      Litigation Settlement                                                                         --           --           --
                 Total Other Assets                                                             12,727       12,936       12,936

      TOTAL ASSETS                                                                             115,844      116,633      124,868

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                                                                 --           --
      Note Foxmeyer Bankruptcy Trustee (PIK)                                                     8,835        8,944        9,226
      Real Estate - RIVA (Non-Recourse)                                                          5,163        5,151        5,151
      Real Estate - Howard Johnson (Non-Recourse)                                                7,403        7,333        7,333
      Real Estate - NRA Builiding  (Non-Recourse)                                               13,002       13,008       13,008
      New Line Of Credit

                 Total Debt Obligations                                                         34,403       34,436       34,718

Contingent Liabilities
      Environmental Claims                                                                       1,629        1,491        1,442
      Lawsuit - [**]                                                                              [**]         [**]         [**]
      Lawsuit - [**]                                                                              [**]         [**]         [**]
      Lawsuit - [**]                                                                                --           --           --
      Reserve for USHDI Disc. Ops.                                                                 597          401          346
      PBM accrued commission on Shopko note                                                        123          123          172
      Directors' pension/Wilson/Thompson                                                         1,016        1,003          946
      Retiree Healthcare (Total)                                                                 3,826        3,792        3,698
      Nonqualified Ret. Plans (Total)                                                              927          904          894
      Reserve For O/S Permian LP units                                                              89           89           89
      NAC Shut-down Reserves                                                                       205          205          205
      Natmin reserves                                                                              244          244          244
      National Intergroup Pension Liability                                                         --           --           --
      Alumet Obligation                                                                            171          171          171
      Other Contingent Liabilities                                                                  --           --           --
      Tax On Built In Capital Gains                                                                 --           --           --

                 Total Contingent Liabilities                                                   11,577       11,423       11,207

Accounts Payable & Accruals
      Outstanding checks and accounts payable                                                    1,173        1,281        1,303
      Real Estate Accrued Payables                                                                 587          606          606
      Payable to McKeeson                                                                          126          126          126
      Proxy-Annual report costs                                                                     87           99           99
      Payroll                                                                                      765          904          904
      Accrued franchise taxes                                                                       78           78           78
      Franchise tax                                                                              2,277        2,273        2,273
      Audit accrual                                                                                134           87           87
      Real Estate Accrued Liabilities                                                              898        2,213        2,213

                 Total A/P & Accruals                                                            6,125        7,667        7,689

Total Obligations                                                                               52,105       53,526       53,614

                 Net Equity Cushion                                                             63,739       63,107       71,254

                                                                           ASSUMPTION: 80% CASH ELECTION
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                      Pre Deal
                                                            Less:      Accounting        FMV       Estimated    Impact Of
                                                         Real Estate   Adjustments   Adjustments      FMV      Transaction
ASSETS

Liquid Assets
      Overnight Investments                                (9,000)          --             --        22,528     (14,600)
      Cash Accounts                                            --           --             --            --          --
      Grand Bank money market                                  --           --             --            --          --
      Cash surrender value                                     --           --             --         1,484          --
      Restricted Cash (Real Estate)                          (324)          --             --            --          --
      Cash Associated W/Real Estate                          (770)          --             --            --          --
                 Total Liquid Assets                      (10,094)          --             --        24,012     (14,600)

Receivables
      Real Estate operating receivables                      (247)          --             --            --          --
      Other receivables parent company                         --           --             --            44          --
      Receivable from Nat Steel Corp.                          --           --             --            --          --
      Note receivable from Shopko                              --           --         (1,000)        2,500          --
      Bernstein Receivable                                 (3,035)          --             --            --          --
      Best Western sale                                        --           --             --            --          --
                 Total Receivables                         (3,282)          --         (1,000)        2,544          --

Investment In Public Securities

      Carson Inc Stock                                         --           --          6,834        13,219          --
      JW-Genesis Stock                                         --           --              0         1,130          --
      Phar-Mor Stock                                           --           --         18,816        42,336          --
      Phar-Mor Warrants                                        --           --             --            69          --
      Imagyn Med. Tech. Stock                                  --           --           (150)          449          --
      Imagyn Warrants                                          --           --             --            --          --

                 Total Investment In Public Securities         --           --         25,501        57,204          --

Venture Capital Investments
      RAS Service LP                                           --           --             --            --          --
      RAS Holding                                              --           --             --         2,480          --
      Chemlink Acquisition Co                                  --           --             --         3,016          --
      Caring Technologies                                      --           --             --         1,490          --
      HPD Holdings Corp.                                       --           --             --         1,413          --
      Dividends accrued on investments                         --           --             --            --          --
      Alumet Partnership                                       --           --          1,383         1,383          --
      Cyclone                                                  --           --             --            --          --
      Ben Franklin                                             --           --             --            --          --
      AM Partners                                              --           --             --            --          --
      Emultek                                                                                            44
      Proscape Technologies                                    --           --             --           150          --
                                                                                                         --
                 Total Venture Capital Investments             --           --          1,383         9,977          --

Real Estate
      Howard Johnson (Includes Total FMV Adj.)             (8,395)          --         11,000        11,000          --
      Best Western                                             --           --             --            --          --
      RIVA Properties                                      (4,901)          --             --            --          --
      NRA Building (Marriott)                             (17,407)          --             --            --          --
                 Total Real Estate                        (30,703)          --         11,000        11,000          --

Other Assets
      Pension Plans                                       (10,779)          --             --            --          --
      PP&E (Parent)                                            --           --             --           126          --
      Trust Assets                                             --           --             --            --          --
      Prepaids                                                 --           --             --           307          --
      Real Estate deferred costs for debt, invent.           (200)          --             --            --          --
      Intangibles (relating to real estate purchases)        (703)          --             --            --          --
      Deferred debt issue costs (real estate)                (783)          --             --            --          --
      Best Western franchise purchase                         (38)          --             --            --          --
      Litigation Settlement                                    --           --           [**]          [**]          --
                 Total Other Assets                       (12,503)          --           [**]          [**]          --

      TOTAL ASSETS                                        (56,582)          --         41,884       110,169     (14,600)

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                            --           --             --            --      27,200
      Note Foxmeyer Bankruptcy Trustee (PIK)                   --           --             --         9,226          --
      Real Estate - RIVA (Non-Recourse)                    (5,151)          --             --            --          --
      Real Estate - Howard Johnson (Non-Recourse)          (7,333)          --             --            --          --
      Real Estate - NRA Builiding  (Non-Recourse)         (13,008)          --             --            --          --
      New Line Of Credit

                 Total Debt Obligations                   (25,492)          --             --         9,226      27,200

Contingent Liabilities
      Environmental Claims                                     --           --            155         1,597          --
      Lawsuit - [**]                                           --           --             --          [**]          --
      Lawsuit - [**]                                           --           --             --          [**]          --
      Lawsuit - [**]                                           --           --           [**]          [**]          --
      Reserve for USHDI Disc. Ops.                             --           --           (447)         (101)         --
      PBM accrued commission on Shopko note                    --           --             --           172          --
      Directors' pension/Wilson/Thompson                       --           --             --           946          --
      Retiree Healthcare (Total)                               --           --         (1,000)        2,698          --
      Nonqualified Ret. Plans (Total)                          --           --             --           894          --
      Reserve For O/S Permian LP units                         --           --             --            89          --
      NAC Shut-down Reserves                                   --           --           (196)            9          --
      Natmin reserves                                          --         (244)            --            --          --
      National Intergroup Pension Liability                    --           --            TBD            --          --
      Alumet Obligation                                        --           --           (171)           --          --
      Other Contingent Liabilities                             --           --         10,000        10,000          --
      Tax On Built In Capital Gains                            --           --             --            --          --

                 Total Contingent Liabilities                  --         (244)         8,841        19,804          --

Accounts Payable & Accruals
      Outstanding checks and accounts payable                  --           --             --         1,303          --
      Real Estate Accrued Payables                           (606)          --             --            --          --
      Payable to McKeeson                                      --         (126)            --            --          --
      Proxy-Annual report costs                                --           --             --            99          --
      Payroll                                                  --         (879)            --            25          --
      Accrued franchise taxes                                  --           --             --            78          --
      Franchise tax                                            --           --           (277)        1,996          --
      Audit accrual                                            --           --             --            87          --
      Real Estate Accrued Liabilities                      (2,213)          --             --            --          --

                 Total A/P & Accruals                      (2,819)      (1,005)          (277)        3,588          --

Total Obligations                                         (28,311)      (1,249)         8,564        32,618      27,200

                 Net Equity Cushion                       (28,271)       1,249         33,320        77,551     (41,800)

                                                        ASSUMPTION: 80% CASH ELECTION
As of April 28, 1999
(in millions $, except shares and mkt. prices)               Post Deal  Management
                                                             Estimated  Estimated
                                                                FMV        FMV
ASSETS

Liquid Assets
      Overnight Investments                                    7,928      7,928
      Cash Accounts                                               --         --
      Grand Bank money market                                     --         --
      Cash surrender value                                     1,484      1,484
      Restricted Cash (Real Estate)                               --         --
      Cash Associated W/Real Estate                               --         --
                 Total Liquid Assets                           9,412      9,412

Receivables
      Real Estate operating receivables                           --         --
      Other receivables parent company                            44         44
      Receivable from Nat Steel Corp.                             --         --
      Note receivable from Shopko                              2,500      3,500
      Bernstein Receivable                                        --         --
      Best Western sale                                           --         --
                 Total Receivables                             2,544      3,544

Investment In Public Securities

      Carson Inc Stock                                        13,219     17,317
      JW-Genesis Stock                                         1,130      1,130
      Phar-Mor Stock                                          42,336     47,040
      Phar-Mor Warrants                                           69         69
      Imagyn Med. Tech. Stock                                    449        598
      Imagyn Warrants                                             --         --

                 Total Investment In Public Securities        57,204     66,155

Venture Capital Investments
      RAS Service LP                                              --         --
      RAS Holding                                              2,480      2,480
      Chemlink Acquisition Co                                  3,016      3,016
      Caring Technologies                                      1,490      1,490
      HPD Holdings Corp.                                       1,413      1,413
      Dividends accrued on investments                            --         --
      Alumet Partnership                                       1,383      1,000
      Cyclone                                                     --         --
      Ben Franklin                                                --         --
      AM Partners                                                 --         --
      Emultek                                                     44         44
      Proscape Technologies                                      150        150

                 Total Venture Capital Investments             9,977      9,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                11,000     12,000
      Best Western                                                --         --
      RIVA Properties                                             --         --
      NRA Building (Marriott)                                     --         --
                 Total Real Estate                            11,000     12,000

Other Assets
      Pension Plans                                               --         --
      PP&E (Parent)                                              126        126
      Trust Assets                                                --         --
      Prepaids                                                   307        307
      Real Estate deferred costs for debt, invent.                --         --
      Intangibles (relating to real estate purchases)             --         --
      Deferred debt issue costs (real estate)                     --         --
      Best Western franchise purchase                             --         --
      Litigation Settlement                                     [**]       [**]
                 Total Other Assets                             [**]       [**]

      TOTAL ASSETS                                            95,569    106,137

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                           27,200     27,200
      Note Foxmeyer Bankruptcy Trustee (PIK)                   9,226      9,226
      Real Estate - RIVA (Non-Recourse)                           --         --
      Real Estate - Howard Johnson (Non-Recourse)                 --         --
      Real Estate - NRA Builiding  (Non-Recourse)                 --         --
      New Line Of Credit                                                     --
                                                                             --
                 Total Debt Obligations                       36,426     36,426

Contingent Liabilities
      Environmental Claims                                     1,597      1,597
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Reserve for USHDI Disc. Ops.                              (101)      (101)
      PBM accrued commission on Shopko note                      172        172
      Directors' pension/Wilson/Thompson                         946        946
      Retiree Healthcare (Total)                               2,698      2,698
      Nonqualified Ret. Plans (Total)                            894        894
      Reserve For O/S Permian LP units                            89         89
      NAC Shut-down Reserves                                       9          9
      Natmin reserves                                             --         --
      National Intergroup Pension Liability                       --         --
      Alumet Obligation                                           --         --
      Other Contingent Liabilities                            10,000     10,000
      Tax On Built In Capital Gains                               --      2,206

                 Total Contingent Liabilities                 19,804     22,010

Accounts Payable & Accruals
      Outstanding checks and accounts payable                  1,303      1,303
      Real Estate Accrued Payables                                --         --
      Payable to McKeeson                                         --         --
      Proxy-Annual report costs                                   99         99
      Payroll                                                     25         25
      Accrued franchise taxes                                     78         78
      Franchise tax                                            1,996      1,996
      Audit accrual                                               87         87
      Real Estate Accrued Liabilities                             --         --

                 Total A/P & Accruals                          3,588      3,588

Total Obligations                                             59,618     62,064

                 Net Equity Cushion                           35,751     44,123

--------------------------------------------------------------------------------

Avatex Corporation
Summary of Current Balance Sheet Items
--------------------------------------------------------------------------------

                                           ASSUMPTION: 60% CASH ELECTION
                                 -----------------------------------------------
                                  Pre Deal                Post Deal   Management
                                 Estimated   Impact Of    Estimated   Estimated
Assets                              FMV     Transaction      FMV         FMV
                                 -----------------------------------------------

Total Liquid Assets                24,012    (11,550)       12,462       12,462

Total Receivables                   2,544         --         2,544        3,544

Total Inv. In Public Securities    57,204         --        57,204       66,155

Total VC Investments                9,977         --         9,977        9,593

Total Real Estate                  11,000         --        11,000       12,000

Total Other Assets                  5,433         --         5,433        5,433

                                 ----------------------------------------------
    Total Assets                  110,169    (11,550)       98,619      109,187

Liabilities

Total Debt Obligations              9,226     20,400        29,626       29,626

Total Contingent Liabilities       19,804         --        19,804       22,010

Total A/P & Accruals                3,588         --         3,588        3,588

                                 ----------------------------------------------
   Total Obligations               32,618     20,400        53,018       55,224

                                 ----------------------------------------------
NET EQUITY CUSHION                 77,551    (31,950)       45,601       53,963

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

Avatex Corporation
Solvency Analysis

                                                                                                ASSUMPTION: 60% CASH ELECTION
                                                                                           ----------------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                                          Estimated
                                                                                              Book Value      GAAP        Value
                                                                                              At 12/31/98   2/28/99     At 7/31/99
                                                                                           ----------------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                                                     27,569       27,892       31,528
      Cash Accounts                                                                                113           --           --
      Grand Bank money market                                                                    1,251           --           --
      Cash surrender value                                                                       1,026        1,076        1,484
      Restricted Cash (Real Estate)                                                                340          324          324
      Cash Associated W/Real Estate                                                                313          770          770
                                                                                           ----------------------------------------
                 Total Liquid Assets                                                            30,612       30,062       34,106

Receivables
      Real Estate operating receivables                                                            230          247          247
      Other receivables parent company                                                              75           44           44
      Receivable from Nat Steel Corp.                                                               --           --           --
      Note receivable from Shopko                                                                2,500        2,500        3,500
      Bernstein Receivable                                                                          --           --        3,035
      Best Western sale                                                                             --           --           --
                                                                                           ----------------------------------------
                 Total Receivables                                                               2,805        2,791        6,826

Investment In Public Securities                  Ownership             Price      As Of
                                         ------------------------    ----------------------
      Carson Inc Stock                     1,731.690       11.6%       $7.634    4/28/99         6,927        5,412        6,386
      JW-Genesis Stock                        80.000        1.5%       $14.13    4/28/99         1,781        2,059        1,130
      Phar-Mor Stock                       4,704.033       38.4%       $9.000    4/28/99        23,877       23,802       23,520
      Phar-Mor Warrants                       91.902        N/A        $0.750    4/28/99            75           70           69
      Imagyn Med. Tech. Stock              1,914.827        4.9%       $0.313    4/28/99           383        1,666          598
      Imagyn Warrants                                                                               --           --           --

                                                                                           ----------------------------------------
                 Total Investment In Public Securities                                          33,043       33,009       31,703

Venture Capital Investments
      RAS Service LP                                                                                27           31           --
      RAS Holding                                                                                  934        1,480        2,480
      Chemlink Acquisition Co                                                                    2,807        2,726        3,016
      Caring Technologies                  1,490.462                   $1.000                    1,288        1,288        1,490
      HPD Holdings Corp.                                                                         1,250        1,250        1,413
      Dividends accrued on investments                                                             166          163           --
      Alumet Partnership                                                                            --           --           --
      Cyclone                                                                                       --           --           --
      Ben Franklin                                                                                  --           --           --
      AM Partners                                                                                   --           --           --
      Emultek                                                                                       --           44           44
      Proscape Technologies                                                                        150          150          150

                                                                                           ----------------------------------------
                 Total Venture Capital Investments                                               6,622        7,132        8,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                                                   8,432        8,395        8,395
      Best Western                                                                                 --           --           --
      RIVA Properties                                                                            4,953        4,901        4,901
      NRA Building (Marriott)                                                                   16,650       17,407       17,407
                                                                                           ----------------------------------------
                 Total Real Estate                                                              30,035       30,703       30,703

Other Assets
      Pension Plans                                                                             10,535       10,779       10,779
      PP&E (Parent)                                                                                133          126          126
      Trust Assets                                                                                  11           --           --
      Prepaids                                                                                     290          307          307
      Real Estate deferred costs for debt, invent.                                                 213          200          200
      Intangibles (relating to real estate purchases)                                              720          703          703
      Deferred debt issue costs (real estate)                                                      787          783          783
      Best Western franchise purchase                                                               38           38           38
      Litigation Settlement                                                                         --           --           --
                                                                                           ----------------------------------------
                 Total Other Assets                                                             12,727       12,936       12,936

                                                                                           ----------------------------------------
      TOTAL ASSETS                                                                             115,844      116,633      124,868
                                                                                           ========================================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                                                                 --           --
      Note Foxmeyer Bankruptcy Trustee (PIK)                                                     8,835        8,944        9,226
      Real Estate - RIVA (Non-Recourse)                                                          5,163        5,151        5,151
      Real Estate - Howard Johnson (Non-Recourse)                                                7,403        7,333        7,333
      Real Estate - NRA Builiding  (Non-Recourse)                                               13,002       13,008       13,008
      New Line Of Credit

                                                                                           ----------------------------------------
                 Total Debt Obligations                                                         34,403       34,436       34,718

Contingent Liabilities
      Environmental Claims                                                                       1,629        1,491        1,442
      Lawsuit - [**]                                                                              [**]         [**]         [**]
      Lawsuit - [**]                                                                              [**]         [**]         [**]
      Lawsuit - [**]                                                                                --           --           --
      Reserve for USHDI Disc. Ops.                                                                 597          401          346
      PBM accrued commission on Shopko note                                                        123          123          172
      Directors' pension/Wilson/Thompson                                                         1,016        1,003          946
      Retiree Healthcare (Total)                                                                 3,826        3,792        3,698
      Nonqualified Ret. Plans (Total)                                                              927          904          894
      Reserve For O/S Permian LP units                                                              89           89           89
      NAC Shut-down Reserves                                                                       205          205          205
      Natmin reserves                                                                              244          244          244
      National Intergroup Pension Liability                                                         --           --           --
      Alumet Obligation                                                                            171          171          171
      Other Contingent Liabilities                                                                  --           --           --
      Tax On Built In Capital Gains                                                                 --           --           --

                                                                                           ----------------------------------------
                 Total Contingent Liabilities                                                   11,577       11,423       11,207

Accounts Payable & Accruals
      Outstanding checks and accounts payable                                                    1,173        1,281        1,303
      Real Estate Accrued Payables                                                                 587          606          606
      Payable to McKeeson                                                                          126          126          126
      Proxy-Annual report costs                                                                     87           99           99
      Payroll                                                                                      765          904          904
      Accrued franchise taxes                                                                       78           78           78
      Franchise tax                                                                              2,277        2,273        2,273
      Audit accrual                                                                                134           87           87
      Real Estate Accrued Liabilities                                                              898        2,213        2,213

                                                                                           ----------------------------------------
                 Total A/P & Accruals                                                            6,125        7,667        7,689

Total Obligations                                                                               52,105       53,526       53,614

                 Net Equity Cushion                                                             63,739       63,107       71,254

                                                                           ASSUMPTION: 60% CASH ELECTION
                                                       ---------------------------------------------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)                                                      Pre Deal
                                                            Less:      Accounting        FMV       Estimated    Impact Of
                                                         Real Estate   Adjustments   Adjustments      FMV      Transaction
                                                       ---------------------------------------------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                (9,000)          --             --        22,528     (11,550)
      Cash Accounts                                            --           --             --            --          --
      Grand Bank money market                                  --           --             --            --          --
      Cash surrender value                                     --           --             --         1,484          --
      Restricted Cash (Real Estate)                          (324)          --             --            --          --
      Cash Associated W/Real Estate                          (770)          --             --            --          --
                                                       ---------------------------------------------------------------------
                 Total Liquid Assets                      (10,094)          --             --        24,012     (11,550)

Receivables
      Real Estate operating receivables                      (247)          --             --            --          --
      Other receivables parent company                         --           --             --            44          --
      Receivable from Nat Steel Corp.                          --           --             --            --          --
      Note receivable from Shopko                              --           --         (1,000)        2,500          --
      Bernstein Receivable                                 (3,035)          --             --            --          --
      Best Western sale                                        --           --             --            --          --
                                                       ---------------------------------------------------------------------
                 Total Receivables                         (3,282)          --         (1,000)        2,544          --

Investment In Public Securities

      Carson Inc Stock                                         --           --          6,834        13,219          --
      JW-Genesis Stock                                         --           --              0         1,130          --
      Phar-Mor Stock                                           --           --         18,816        42,336          --
      Phar-Mor Warrants                                        --           --             --            69          --
      Imagyn Med. Tech. Stock                                  --           --           (150)          449          --
      Imagyn Warrants                                          --           --             --            --          --

                                                       ---------------------------------------------------------------------
                 Total Investment In Public Securities         --           --         25,501        57,204          --

Venture Capital Investments
      RAS Service LP                                           --           --             --            --          --
      RAS Holding                                              --           --             --         2,480          --
      Chemlink Acquisition Co                                  --           --             --         3,016          --
      Caring Technologies                                      --           --             --         1,490          --
      HPD Holdings Corp.                                       --           --             --         1,413          --
      Dividends accrued on investments                         --           --             --            --          --
      Alumet Partnership                                       --           --          1,383         1,383          --
      Cyclone                                                  --           --             --            --          --
      Ben Franklin                                             --           --             --            --          --
      AM Partners                                              --           --             --            --          --
      Emultek                                                                                            44
      Proscape Technologies                                    --           --             --           150          --
                                                                                                         --
                                                       ---------------------------------------------------------------------
                 Total Venture Capital Investments             --           --          1,383         9,977          --

Real Estate
      Howard Johnson (Includes Total FMV Adj.)             (8,395)          --         11,000        11,000          --
      Best Western                                             --           --             --            --          --
      RIVA Properties                                      (4,901)          --             --            --          --
      NRA Building (Marriott)                             (17,407)          --             --            --          --
                                                       ---------------------------------------------------------------------
                 Total Real Estate                        (30,703)          --         11,000        11,000          --

Other Assets
      Pension Plans                                       (10,779)          --             --            --          --
      PP&E (Parent)                                            --           --             --           126          --
      Trust Assets                                             --           --             --            --          --
      Prepaids                                                 --           --             --           307          --
      Real Estate deferred costs for debt, invent.           (200)          --             --            --          --
      Intangibles (relating to real estate purchases)        (703)          --             --            --          --
      Deferred debt issue costs (real estate)                (783)          --             --            --          --
      Best Western franchise purchase                         (38)          --             --            --          --
      Litigation Settlement                                    --           --           [**]          [**]          --
                                                       ---------------------------------------------------------------------
                 Total Other Assets                       (12,503)          --           [**]          [**]          --

                                                       ---------------------------------------------------------------------
      TOTAL ASSETS                                        (56,582)          --         41,884       110,169     (11,550)
                                                       =====================================================================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                            --           --             --            --      20,400
      Note Foxmeyer Bankruptcy Trustee (PIK)                   --           --             --         9,226          --
      Real Estate - RIVA (Non-Recourse)                    (5,151)          --             --            --          --
      Real Estate - Howard Johnson (Non-Recourse)          (7,333)          --             --            --          --
      Real Estate - NRA Builiding  (Non-Recourse)         (13,008)          --             --            --          --
      New Line Of Credit

                                                       ---------------------------------------------------------------------
                 Total Debt Obligations                   (25,492)          --             --         9,226      20,400

Contingent Liabilities
      Environmental Claims                                     --           --            155         1,597          --
      Lawsuit - [**]                                           --           --             --          [**]          --
      Lawsuit - [**]                                           --           --             --          [**]          --
      Lawsuit - [**]                                           --           --           [**]          [**]          --
      Reserve for USHDI Disc. Ops.                             --           --           (447)         (101)         --
      PBM accrued commission on Shopko note                    --           --             --           172          --
      Directors' pension/Wilson/Thompson                       --           --             --           946          --
      Retiree Healthcare (Total)                               --           --         (1,000)        2,698          --
      Nonqualified Ret. Plans (Total)                          --           --             --           894          --
      Reserve For O/S Permian LP units                         --           --             --            89          --
      NAC Shut-down Reserves                                   --           --           (196)            9          --
      Natmin reserves                                          --         (244)            --            --          --
      National Intergroup Pension Liability                    --           --            TBD            --          --
      Alumet Obligation                                        --           --           (171)           --          --
      Other Contingent Liabilities                             --           --         10,000        10,000          --
      Tax On Built In Capital Gains                            --           --             --            --          --

                                                       ---------------------------------------------------------------------
                 Total Contingent Liabilities                  --         (244)         8,841        19,804          --

Accounts Payable & Accruals
      Outstanding checks and accounts payable                  --           --             --         1,303          --
      Real Estate Accrued Payables                           (606)          --             --            --          --
      Payable to McKeeson                                      --         (126)            --            --          --
      Proxy-Annual report costs                                --           --             --            99          --
      Payroll                                                  --         (879)            --            25          --
      Accrued franchise taxes                                  --           --             --            78          --
      Franchise tax                                            --           --           (277)        1,996          --
      Audit accrual                                            --           --             --            87          --
      Real Estate Accrued Liabilities                      (2,213)          --             --            --          --

                                                       ---------------------------------------------------------------------
                 Total A/P & Accruals                      (2,819)      (1,005)          (277)        3,588          --

Total Obligations                                         (28,311)      (1,249)         8,564        32,618      20,400

                 Net Equity Cushion                       (28,271)       1,249         33,320        77,551     (31,952)

                                                        ASSUMPTION: 60% CASH ELECTION
                                                        ------------------------------
As of April 28, 1999
(in millions $, except shares and mkt. prices)               Post Deal  Management
                                                             Estimated  Estimated
                                                                FMV        FMV
                                                        ------------------------------
ASSETS

Liquid Assets
      Overnight Investments                                   10,978     10,978
      Cash Accounts                                               --         --
      Grand Bank money market                                     --         --
      Cash surrender value                                     1,484      1,484
      Restricted Cash (Real Estate)                               --         --
      Cash Associated W/Real Estate                               --         --
                                                        ------------------------------
                 Total Liquid Assets                          12,462     12,462

Receivables
      Real Estate operating receivables                           --         --
      Other receivables parent company                            44         44
      Receivable from Nat Steel Corp.                             --         --
      Note receivable from Shopko                              2,500      3,500
      Bernstein Receivable                                        --         --
      Best Western sale                                           --         --
                                                        ------------------------------
                 Total Receivables                             2,544      3,544

Investment In Public Securities

      Carson Inc Stock                                        13,219     17,317
      JW-Genesis Stock                                         1,130      1,130
      Phar-Mor Stock                                          42,336     47,040
      Phar-Mor Warrants                                           69         69
      Imagyn Med. Tech. Stock                                    449        598
      Imagyn Warrants                                             --         --

                                                        ------------------------------
                 Total Investment In Public Securities        57,204     66,155

Venture Capital Investments
      RAS Service LP                                              --         --
      RAS Holding                                              2,480      2,480
      Chemlink Acquisition Co                                  3,016      3,016
      Caring Technologies                                      1,490      1,490
      HPD Holdings Corp.                                       1,413      1,413
      Dividends accrued on investments                            --         --
      Alumet Partnership                                       1,383      1,000
      Cyclone                                                     --         --
      Ben Franklin                                                --         --
      AM Partners                                                 --         --
      Emultek                                                     44         44
      Proscape Technologies                                      150        150

                                                        ------------------------------
                 Total Venture Capital Investments             9,977      9,593

Real Estate
      Howard Johnson (Includes Total FMV Adj.)                11,000     12,000
      Best Western                                                --         --
      RIVA Properties                                             --         --
      NRA Building (Marriott)                                     --         --
                                                        ------------------------------
                 Total Real Estate                            11,000     12,000

Other Assets
      Pension Plans                                               --         --
      PP&E (Parent)                                              126        126
      Trust Assets                                                --         --
      Prepaids                                                   307        307
      Real Estate deferred costs for debt, invent.                --         --
      Intangibles (relating to real estate purchases)             --         --
      Deferred debt issue costs (real estate)                     --         --
      Best Western franchise purchase                             --         --
      Litigation Settlement                                     [**]       [**]
                                                        ------------------------------
                 Total Other Assets                             [**]       [**]

                                                        ------------------------------
      TOTAL ASSETS                                            98,619    109,187
                                                        ==============================

LIABILITIES

Debt Obligations
      Note To Former Preferred S/Hs                           20,400     20,400
      Note Foxmeyer Bankruptcy Trustee (PIK)                   9,226      9,226
      Real Estate - RIVA (Non-Recourse)                           --         --
      Real Estate - Howard Johnson (Non-Recourse)                 --         --
      Real Estate - NRA Builiding  (Non-Recourse)                 --         --
      New Line Of Credit                                          --         --
                                                                             --
                                                        ------------------------------
                 Total Debt Obligations                       29,626     29,626

Contingent Liabilities
      Environmental Claims                                     1,597      1,597
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Lawsuit - [**]                                            [**]       [**]
      Reserve for USHDI Disc. Ops.                              (101)      (101)
      PBM accrued commission on Shopko note                      172        172
      Directors' pension/Wilson/Thompson                         946        946
      Retiree Healthcare (Total)                               2,698      2,698
      Nonqualified Ret. Plans (Total)                            894        894
      Reserve For O/S Permian LP units                            89         89
      NAC Shut-down Reserves                                       9          9
      Natmin reserves                                             --         --
      National Intergroup Pension Liability                       --         --
      Alumet Obligation                                           --         --
      Other Contingent Liabilities                            10,000     10,000
      Tax On Built In Capital Gains                               --      2,206

                                                        ------------------------------
                 Total Contingent Liabilities                 19,804     22,010

Accounts Payable & Accruals
      Outstanding checks and accounts payable                  1,303      1,303
      Real Estate Accrued Payables                                --         --
      Payable to McKeeson                                         --         --
      Proxy-Annual report costs                                   99         99
      Payroll                                                     25         25
      Accrued franchise taxes                                     78         78
      Franchise tax                                            1,996      1,996
      Audit accrual                                               87         87
      Real Estate Accrued Liabilities                             --         --

                                                        ------------------------------
                 Total A/P & Accruals                          3,588      3,588

Total Obligations                                             55,618     35,224

                 Net Equity Cushion                           45,601     53,963

--------------------------------------------------------------------------------

Phar-Mor, Inc.
Valuation Summary
--------------------------------------------------------------------------------

Avatex Ownership
        Shares                                            4,704,033
        Ownership                                              38.4%

HLHZ Value/Share                                              $9.00
                                                        -----------
Value of Avatex Holdings                                $42,336,297

Median M&A Control Premium                                     20.0%

                                                     Minority    Avatex Interest
                                                 -------------------------------
Current Market Price (4/28/99)                      $    5.00       $    9.00
Shares Outstanding                                      12.36           12.36
                                                    ---------       ---------
                                                        61.80          111.24
        Add: Minority Interest                           0.54            0.54
        Less: Cash & Other Investments                 (40.37)         (40.37)
        Add: Interest Bearing Debt                  $  136.22       $  136.22
                                                    ---------       ---------
Indicated Enterprise Value                          $  158.19       $  207.63

Revenue                                             $1,118.71       $1,118.71
EBITDA                                              $   44.35       $   44.35
Assets                                              $  354.38       $  354.38

                                                    Avatex Market      Implied
                                                      Multiples       Multiples
                                                    -------------     ---------
EV/Revenue                                               0.14            0.19
EV/EBITDA                                                 3.6             4.7
EV/Assets                                                0.45            0.59

                                                             Avatex Indication @
Market Capitalization Range         Median        Low              $ 12.07
                                    ------------------       -------------------
        EV/Revenue                   1.07         0.20                0.22
        EV/EBITDA                    12.0          8.0                 5.6
        EV/Assets                    1.58         0.76                0.70

                                                             Avatex Indication @
M&A Multiple Range                  Median        Low              $ 11.44
                                    ------------------       -------------------
        EV/Revenue                   0.50         0.18                0.22
        EV/EBITDA                    10.7          6.7                 5.4
        EV/Assets                    1.31         0.61                0.68

Observations

1)    Based on an comparative basis, Phar-Mor appears underpriced
2) HLHZ priced Avatex's 38% block of Phar-Mor at a premium over market price (based on control elements) but at a discount to M&A and Comparable Publicly Traded Company analysis.

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin

                                                                    Avatex Corp.
                                                                       Exhibit 1

                                                    Valuation Date       4/28/99
                                                    Run Date             7/16/99
Comparable Company Financial Analysis
--------------------------------------------------------------------------------
($Millions, Except Per Share Data)

                                                                                DRUG
                                                                 DUANE        EMPORIUM      LONGS DRUG      RITE AID
                                                CVS CORP       READE INC         INC        STORES INC        CORP
                                                --------       ---------      --------      ----------      --------
Ticker Symbol                                        cvs            drd           demp            ldg            rad
Exchange                                            NYSE           NYSE         NASDAQ           NYSE           NYSE
Fiscal Year End                                  12/1998        12/1998        02/1998        01/1999        02/1998
Latest Financial Information                     12/1998        12/1998        11/1998        01/1999        11/1998

Closing Price as of Valuation Date                $48.44         $26.81          $7.38         $34.31         $23.88
20-Day Average Stock Price                        $46.07         $26.68          $6.57         $31.96         $24.29
52 Week Price Range
    High                                          $58.38         $45.00          $9.56         $44.50         $51.13
    Low                                           $33.06         $21.88          $3.19         $26.00         $21.00
52 Week Return                                      36.9%          19.5%          71.0%          22.5%        -22.4%

Diluted Shares Outstanding                       405.200         17.508         13.180         38.707        283.711
Closing Price as of Valuation Date                $48.44         $26.81          $7.38         $34.31         $23.88

Market Value of Equity (MVE)                   $19,626.9         $469.4          $97.2       $1,328.1       $6,773.6
    plus: Total Debt (book)                      1,061.4          311.0           69.4           26.0        3,417.3
    less: Converted Debt                              --             --             --             --           18.0
    plus: Preferred Stock Redemption Value         280.0             --             --             --             --
    plus: Minority Interest                           --             --             --             --             --
    less: Converted Preferred                         --             --             --             --             --
    less: Cash & ST Investments (book)             180.8            0.9            0.6           15.0           97.8
                                               ---------------------------------------------------------------------------
Enterprise Value                               $20,787.5         $779.5         $166.0       $1,339.2      $10,075.1

LTM EPS                                            $1.18          $1.07          $0.05          $1.72          $1.33
NTM EPS                                            $1.59          $0.94           #N/A          $1.88          $1.56
NFY EPS                                            $1.48          $0.75           #N/A          $1.82          $1.51
NFY + 1 EPS                                        $1.74          $1.23           #N/A          $2.02          $1.82

Annual Dividend Yield                                0.5%           0.0%           0.0%           1.6%           1.5%
Return on Equity                                    19.4%        -73.2%            1.2%          10.9%          13.2%
Return on Assets                                     7.7%           5.5%           0.3%           6.8%           4.9%
Return on Average Invested Capital                  19.8%          33.6%           3.5%          10.2%          11.7%

Valuation Multiples

Price to:
    LTM EPS                                       41.2 x         25.0 x        157.2 x         19.9 x         17.9 x
    52 Week High/LTM EPS                          49.6 x         41.9 x        203.8 x         25.8 x         38.4 x
    52 Week Low/LTM EPS                           28.1 x         20.4 x         67.9 x         15.1 x         15.8 x
    NTM EPS                                       30.6 x         28.4 x           #N/A         18.2 x         15.3 x
    NFY EPS                                       32.7 x         35.8 x           #N/A         18.9 x         15.8 x
    NFY + 1 EPS                                   27.8 x         21.8 x           #N/A         17.0 x         13.1 x

Enterprise Value to:
    LTM Revenue                                   1.36 x         1.33 x         0.20 x         0.41 x         0.82 x
    LTM EBITDA                                    17.5 x         12.7 x         11.3 x          8.0 x          9.3 x
    LTM EBIT                                      22.1 x         16.9 x         30.4 x         11.5 x         12.6 x
    NTM EBITDA                                    14.8 x         11.3 x           #N/A          7.7 x          8.5 x
    NTM EBIT                                      18.0 x         14.7 x           #N/A         10.9 x         11.2 x


                                               WALGREEN        PHAR-MOR
                                                  CO              INC
                                               --------        --------
Ticker Symbol                                        wag           pmor
Exchange                                            NYSE         NASDAQ
Fiscal Year End                                  08/1998        06/1998
Latest Financial Information                    02/01/99        12/1998

Closing Price as of Valuation Date                $27.50          $5.00
20-Day Average Stock Price                        $27.22          $5.12
52 Week Price Range
    High                                          $33.94         $11.25
    Low                                           $16.34          $4.19
52 Week Return                                      66.7%        -51.2%

Diluted Shares Outstanding                     1,013.600         12.362
Closing Price as of Valuation Date                $27.50          $5.00

Market Value of Equity (MVE)                   $27,874.0          $61.8
    plus: Total Debt (book)                           --          136.2
    less: Converted Debt                              --             --
    plus: Preferred Stock Redemption Value            --             --
    plus: Minority Interest                           --            0.5
    less: Converted Preferred                         --             --
    less: Cash & ST Investments (book)             263.6           40.4
                                               ------------------------
Enterprise Value                               $27,610.4         $158.2

LTM EPS                                            $0.55          $2.53
NTM EPS                                            $0.67          $0.52
NFY EPS                                            $0.60          $0.28
NFY + 1 EPS                                        $0.70          $0.55

Annual Dividend Yield                                0.4%           0.0%
Return on Equity                                    19.6%          37.1%
Return on Assets                                    11.3%           8.7%
Return on Average Invested Capital                  19.6%          55.9%

Valuation Multiples
                                                                               High        Low       Median
                                                                              -------     ------     ------
Price to:
    LTM EPS                                       49.7 x          2.0 x       157.2 x      2.0 x     25.0 x
    52 Week High/LTM EPS                          61.4 x          4.4 x       203.8 x      4.4 x     41.9 x
    52 Week Low/LTM EPS                           29.5 x          1.7 x        67.9 x      1.7 x     20.4 x
    NTM EPS                                       40.8 x          9.5 x        40.8 x      9.5 x     23.3 x
    NFY EPS                                       45.8 x         17.9 x        45.8 x     15.8 x     25.8 x
    NFY + 1 EPS                                   39.3 x          9.1 x        39.3 x      9.1 x     19.4 x

Enterprise Value to:
    LTM Revenue                                   1.68 x         0.14 x        1.68 x     0.14 x     0.82 x
    LTM EBITDA                                    25.1 x          3.6 x        25.1 x      3.6 x     11.3 x
    LTM EBIT                                      30.1 x          7.3 x        30.4 x      7.3 x     16.9 x
    NTM EBITDA                                    21.0 x          3.2 x        21.0 x      3.2 x      9.9 x
    NTM EBIT                                      24.3 x          5.9 x        24.3 x      5.9 x     12.9 x

Phar-Mor, Inc.
Market Multiple Approach
--------------------------------------------------------------------------------

($000,000s Omitted)

                                                                                                    Indicated
                                                         Multiple Range                               Total
                               Representative      --------------------------         Selected       Invested
Debt-free Approach                  Level          High       Low      Median         Multiple       Capital
------------------             ----------------------------------------------         --------      ---------
EV/Revenues
                 LTM               $1,118.71       1.68      0.20       1.07           0.20 x        $223.740

EV/EBITDA
                 LTM                  $44.36       25.1       8.0       12.0           6.00 x        $266.130

EV/Assets
                 LTM                 $314.01       5.36      0.76       1.58           0.60 x        $188.410

                 INDICATED ENTERPRISE VALUE                                                          $245.641
                         LESS:  INTEREST BEARING DEBT                                               ($136.224)
                 INDICATED EQUITY VALUE                                                              $109.417
                                                                                                    ---------

                         ADD:  CASH & OTHER INVESTMENT ASSETS                                         $40.366
                         LESS:  MINORITY INTEREST                                                     ($0.535)

                 CONCLUDED MARKETABLE MINORITY EQUITY VALUE                                          $149.248
                                                                                                    ---------

                         TOTAL SHARES OUTSTANDING (MM)                                                 $12.36

                 PRICE PER SHARE (MINORITY INTEREST)                                                   $12.07

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin

Phar-Mor, Inc.
Comparative Merger & Acquisition Analysis
--------------------------------------------------------------------------------

($000,000s Omitted)

                                                     Multiple Range
                      Representative            -----------------------         Selected          Indicated
Debt-Free Approach        Level                  High     Low    Median         Multiple            Value
------------------    --------------            -----------------------         --------          ---------
LTM Revenues            $1,113.930              6.44 x   0.18 x  0.50 x          0.18 x            $195.147

LTM EBITDA                 $41.610              22.5 x    6.7 x  10.7 x          6.00 x            $249.660

LTM Assets                $292.670              4.56 x   0.61 x  1.31 x          0.61 x            $177.476

                      INDICATED CONTROL ENTERPRISE VALUE                                           $237.796
                        LESS:  INTEREST BEARING DEBT                                              ($136.224)
                                                                                                  ---------
                      INDICATED CONTROL EQUITY VALUE                                               $101.572

                        ADD:  CASH & OTHER INVESTMENTS                                              $40.366
                        LESS: MINORITY INTEREST                                                     ($0.535)
                                                                                                  ---------

                      CONCLUDED MARKETABLE CONTROLLING INTEREST VALUE                               $141.40
                                                                                                  =========

                                     TOTAL SHARES OUTSTANDING                                         12.36

                      PRICE PER SHARE (CONTROLLING INTEREST)                                        $ 11.44

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

                                  Avatex Corp.
                     Transaction Summary Analysis: Phar-Mor

                                                                       Exhibit 6
--------------------------------------------------------------------------------

Transaction Summaries:

       Target Companies:                Pharmhouse Corp.    Genovese Drug  Arbor Drugs, Inc.
                                                             Stores, Inc.
       Revenue Size (Millions):             $189,192           $815,454       $1,024,110

       Effective Date of Transaction:        3/16/99            3/02/99          3/31/98

       Acquiror:                         Phar-Mor, Inc.     J.C. Penney Co.    CVS Corp.

       Control Premium:                       156.0%              -3.4%             18.6%

Transaction Multiples:
       EV/EBIT                                    DF*              21.2             24.9
       EV/EBITDA                                  DF*              11.2             19.4
       EV/Revenue                               0.18               0.49             1.43
       EV/Assets                                0.61               1.57             4.56

Performance Measures:
       EBIT ROS                                -2.4%               2.3%             5.7%
       EBITDA ROS                              -1.0%               4.3%             7.3%
       EBIT/Assets                             -8.4%               7.4%            18.4%

Transaction Summaries:

       Target Companies:                   Eckerd Corp.  Revco D. S. Inc.   Thrifty Payless
                                                                                Holdings
       Revenue Size (Millions):             $5,376,221      $5,575,300         $4,798,900

       Effective Date of Transaction:          2/27/97         5/27/97           12/12/96

       Acquiror:                         J.C. Penney Co.     CVS Corp.        Rite Aid Corp.

       Control Premium:                          23.5%           12.5%              41.2%

Transaction Multiples:
       EV/EBIT                                    14.6            15.9                9.0
       EV/EBITDA                                  10.2            10.7                6.7
       EV/Revenue                                 0.58            0.68               0.36
       EV/Assets                                  1.72            1.34               0.83

Performance Measures:
       EBIT ROS                                   4.0%            4.3%               4.0%
       EBITDA ROS                                 5.7%            6.4%               5.4%
       EBIT/Assets                               11.8%            8.5%               9.2%

* Excluded from range calculation.

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

                                  Avatex Corp.
                     Transaction Summary Analysis: Phar-Mor

                                                           Exhibit 6 (Continued)
--------------------------------------------------------------------------------

Transaction Summaries:

       Target Companies:                  Big B, Inc.       Fay's Inc.        Medicine Shoppe   Perry Drug Stores,
                                                                            International, Inc.        Inc.
       Revenue Size (Millions):            $778,498         $1,003,469            $53,827            $743,778

       Effective Date of Transaction:      10/28/96           10/11/96           11/13/95             1/30/95

       Acquiror:                       Revco D.S., Inc.     J.C. Penney       Cardinal Health,    Rite Aid Corp.
                                                           Company, Inc.           Inc.

       Control Premium:                       56.8%              28.8%              21.3%               44.3%

Transaction Multiples:
       EV/EBIT                                116.7*              17.9               14.4                18.0
       EV/EBITDA                               22.5               10.2               14.0                10.9
       EV/Revenue                              0.51               0.34               6.44                0.30
       EV/Assets                               1.24               1.27               4.00                0.90

Performance Measures:
       EBIT ROS                                0.4%               1.9%              44.7%                1.7%
       EBITDA ROS                              2.2%               3.4%              45.9%                2.7%
       EBIT/Assets                             1.1%               7.1%              27.8%                5.0%

Transaction Summaries:
                                                  Range of Pricing Evidence

                                           Low        High       Median        Mean
                                          -------------------------------------------
       Revenue Size (Millions):           53.827   5,575.300     909.462    2,035.875

       Control Premium:                    -3.4%      156.0%       26.1%       39.9%

Transaction Multiples:
       EV/EBIT                               9.0        24.9        15.3        28.1
       EV/EBITDA                             6.7        22.5        10.7        12.9
       EV/Revenue                           0.18        6.44        0.50        1.13
       EV/Assets                            0.61        4.56        1.31        1.80

Performance Measures:
       EBIT ROS                            -2.4%       44.7%        3.1%        6.7%
       EBITDA ROS                          -1.0%       45.9%        4.9%        8.2%
       EBIT/Assets                         -8.4%       27.8%        7.9%        8.8%
                                          -------------------------------------------

* Excluded from range calculation.

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex Corporation
Minority Interest Valuation Range
--------------------------------------------------------------------------------

                                             Minority Interest Discount
                         15.0%   17.5%   20.0%   22.5%   25.0%   27.5%   30.0%   32.5%   35.0%
                        ----------------------------------------------------------------------
Controlling
Interest Indication
$ 70,000                59,500  57,750  56,000  54,250  52,500  50,750  49,000  47,250  45,500
                                                       ---------------------------------------
$ 75,000                63,750  61,875  60,000  58,125  56,250  54,375  52,500  50,625  48,750
                                                       ---------------------------------------
$ 80,000                68,000  66,000  64,000  62,000  60,000  58,000  56,000  54,000  52,000
----------------------------------------------------------------------------------------------

Avatex Corporation
Minority Interest Discount Summary
--------------------------------------------------------------------------------

                                                                           Premium/Discount from Net Asset Value
                                                                           -------------------------------------
                                                                       Low            High         Median      Average
                                                                      ------------------------------------------------
Closed-End Funds (Regulated Investment Companies)
    Closed-End Equity Funds (General & Specialized)                   -24.7%          20.3%        -10.2%        -8.4%
    Closed-End Funds With Market Value of Assets < $200 Million       -24.7%          20.3%        -15.9%       -10.6%

Deregulated Investment Companies
    Real Silk Hosiery Mills, Inc. (1984-1988)                         -23.8%         -34.4%        -25.0%       -27.9%
    Baldwin Securities, Inc.                                             N/A            N/A           N/A          N/A

Master Limited Partnership
    LP Secondary Market Discounts [a]                                    N/A            N/A           N/A       -44.0%
    Publicly Registered Limited Partnership Interests [b]             -36.6% [c]     -69.1% [d]    -43.1% [e]   -49.6%

[a] Mark S. Thompson and Eric S. Spunt, "The Widespread Overvaluation of Fractional Ownership Positions," Trusts & Estates, June 1993, p. 63, citing Partnership Profiles, Inc., "LP Secondary Market Discounts How Much?" The Perspective, May/June 1992, pp. 1-2.

[b] The publicly registered limited partnership interests information on average discount from NAV is taken from a report in the Business Valuation Review written by Spencer Jeffries of Partnership Profiles, Inc. There are three types of partnerships listed: Categories A, B and C.

[c] Category A, these are limited partnerships in which the general partners have a direct relationship with their investors.

[d] Category C, general partners have very little incentive to operate the partnership in the best interest of the limited partners.

[e] Category B, the general partner has no direct relationship with the limited partnership.

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

AVATEX Corp.
Closed-End Fund Study
Funds with Market Value of Assets < $200 million

-------------------------------------------------------------------------------------------------------
                                                               Net
                                                              Asset   Market  Premium/  52 Week  3 Year
Ticker    Name                                   Exchange     Value   Price   Discount  Return   Return
-------------------------------------------------------------------------------------------------------
CREN      Corp Renaissance                       Nasdaq        9.27    7.06    -23.8%    20.2%    -8.3%
EGX       Engex                                  American     10.05    8.38    -16.7%    -9.4%   -11.1%
RIF       C&S Realty                             American      7.48    9.00     20.3%   -10.6%    14.7%
HQL       H&Q Life Sciences Investors            NYSE         16.30   12.50    -23.3%    -3.9%    -0.9%
MFV       MFS Special Value Trust                NYSE         15.05   15.38      2.2%   -10.4%    10.4%
ETF       Emerging Markets Telecommunications    NYSE         11.17    9.19    -17.7%   -13.4%    -2.6%
DGF       Delaware Group Global Div & Inc        NYSE         15.37   15.19     -1.2%    -6.5%    12.6%
EQS       Equus II                               NYSE         21.59   16.25    -24.7%   -31.9%     8.6%
HQH       H&Q Health Inv                         NYSE         19.66   14.81    -24.7%    -7.4%    -2.1%
AMO       Alliance All-Market                    NYSE         45.00   46.31      2.9%    70.2%    48.6%
GGT       Gabelli Global Media                   NYSE         13.19   11.13    -15.7%    40.6%    28.9%
MGC       Morgan Growth Small Cap Fund           NYSE         11.67    9.81    -15.9%    -3.4%     9.4%
OTCM      Royce Micro-Cap Trust                  Nasdaq        9.87    8.25    -16.4%   -13.0%    10.6%
BLU       Blue Chip Value                        NYSE         10.20   10.00     -2.0%     8.6%    23.5%
ASG       Liberty All-Star Growth Fund           NYSE         12.80   11.13    -13.1%     2.1%    18.9%
EMG       Emerging Markets Infrastructure        NYSE          9.37    7.19    -23.3%   -31.9%   -11.6%
DDF       Delaware Group Div & Inc               NYSE         15.24   17.19     12.8%     5.8%    17.0%

                                                            -------------------------------------------
                                                            Low                -24.7%   -31.9%   -11.6%
                                                            High                20.3%    70.2%    48.6%

                                                            Median             -15.9%    -6.5%    10.4%
                                                            Average            -10.6%     0.3%     9.8%
                                                            -------------------------------------------

----------------------------------------------
                   Market   Potential  Debt to
          Shares  Value of  Cap Gains   Total
Ticker      Out.   Assets   Exposure   Equity
----------------------------------------------
CREN        0.76     7.05      N/A       N/A
EGX         0.98     9.85    -22.00      7.7%
RIF         2.88    21.54     12.00      N/A
HQL         3.70    60.31     23.00      N/A
MFV         6.00    90.30     14.00     45.1%
ETF         8.43    94.16    -22.00      N/A
DGF         6.65   102.21      9.00     36.6%
EQS         4.83   104.28     33.00     44.3%
HQH         5.55   109.11     27.00     21.5%
AMO         2.51   112.95     45.00     11.9%
GGT         8.61   113.57     31.00     37.7%
MGC         9.79   114.25     12.00     29.5%
OTCM       12.15   119.92     22.00     20.5%
BLU        14.15   144.33     28.00     31.8%
ASG        11.34   145.15     10.00     25.4%
EMG        16.11   150.95    -52.00      N/A
DDF        13.00   198.12     13.00     43.1%

---------------------------------------------
Low                  7.05    -52.00      7.7%
High               198.12     45.00     45.1%

Median             109.11     13.50     30.7%
Average             99.89     11.44     29.6%
---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ticker    Description
CREN      Conservative, blue-chip, growth oriented stocks
EGX       Equity securities of large, intensely researched, high-quality companies; may use short-selling
RIF       Invests in common stocks and other equity securities, including convertible debt securities
HQL       Seeks long-term capital appreciation through equity investment; focus on venture capitalization
MFV       Invests in diversified portfolio of common stocks
ETF       Invests in dividend paying common stocks to grow capital; income is secondary objective
DGF       Seeks long-term capital appreciaiton by investing in existing businesses
EQS       Invests in a high-risk portfolio of equity securities
HQH       Seeks to generate long-term capital gains with equity investments in small to medium privately owned businesses
AMO       Invests in equity securities for long-term growth of capital; income is secondary objective
GGT       Pursues common stocks with better than average growth potential; income secondary
MGC       Invests in a diversified portfolio of equity securities seeking total investment return (capital appreciation and income)
OTCM      Invests in a diversified portfolio of equity securities; may also invest in government securities (capital appreciation)
BLU       Seeks to maintain an annual distribution rate of 11% based on $15 IPO (capital appreciation)
ASG       Invests in equity securities of entertainment related companies; seeks long-term capital appreciation
EMG       Seeks long-term capital appreciation by investing in common stocks and convertible securities
DDF       Seeks growth of capital through equity securities
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex, Inc.
Present Value of Note
--------------------------------------------------------------------------------

Interest Rate        6.750%
Note Amount           34 MM
Payments                  4
Rate per Q           1.688%

                          1         2         3         4         5          6         7         8
              34      0.574     0.574     0.574     0.574     0.574      0.574     0.574     0.574
Period
           6.75%      0.564     0.555     0.546     0.537     0.528      0.519     0.510     0.502
           8.00%      0.563     0.551     0.541     0.530     0.520      0.509     0.499     0.490
           9.00%      0.561     0.549     0.537     0.525     0.513      0.502     0.491     0.480
          10.00%      0.560     0.546     0.533     0.520     0.507      0.495     0.483     0.471
          11.00%      0.558     0.543     0.529     0.515     0.501      0.488     0.475     0.462
          12.00%      0.557     0.541     0.525     0.510     0.495      0.481     0.467     0.453
          13.00%      0.556     0.538     0.521     0.505     0.489      0.474     0.459     0.444
          14.00%      0.554     0.536     0.517     0.500     0.483      0.467     0.451     0.436
          15.00%      0.553     0.533     0.514     0.495     0.477      0.460     0.443     0.427
          16.00%      0.552     0.530     0.510     0.490     0.472      0.453     0.436     0.419
          17 00%      0.550     0.528     0.506     0.486     0.466      0.447     0.429     0.411
          18.00%      0.549     0.525     0.503     0.481     0.460      0.441     0.422     0.403
          19.00%      0.548     0.523     0.499     0.477     0.455      0.434     0.415     0.396
          20.00%      0.546     0.520     0.496     0.472     0.450      0.428     0.408     0.388
          21.00%      0.545     0.518     0.492     0.468     0.444      0.422     0.401     0.381
          22.00%      0.544     0.515     0.489     0.463     0.439      0.416     0.394     0.374
          23.00%      0.543     0.513     0.485     0.459     0.434      0.410     0.388     0.367
          24.00%      0.541     0.511     0.482     0.454     0.429      0.404     0.382     0.360
          25.00%      0.540     0.508     0.478     0.450     0.424      0.399     0.375     0.353

                          9        10        11         12     TOTAL       % of Face   Discount
                                                                           --------------------
              34      0.574     0.574     0.574     34.574    $40.885
Period
           6.75%      0.494     0.485     0.477     28.284    $34.000         100%         0%
           8.00%      0.480     0.471     0.461     27.261    $32.876          97%         3%
           9.00%      0.470     0.459     0.449     26.472    $32.008          94%         6%
          10.00%      0.459     0.448     0.437     25.708    $31.166          92%         8%
          11.00%      0.449     0.437     0.426     24.967    $30.350          89%        11%
          12.00%      0.440     0.427     0.414     24.249    $29.558          87%        13%
          13.00%      0.430     0.417     0.404     23.554    $28.790          85%        15%
          14.00%      0.421     0.407     0.393     22.880    $28.045          82%        18%
          15.00%      0.412     0.397     0.383     22.227    $27.322          80%        20%
          16.00%      0.403     0.388     0.373     21.595    $26.621          78%        22%
          17 00%      0.394     0.378     0.363     20.981    $25.941          76%        24%
          18.00%      0.386     0.369     0.354     20.387    $25.280          74%        26%
          19.00%      0.378     0.361     0.344     19.811    $24.640          72%        28%
          20.00%      0.370     0.352     0.335     19.252    $24.018          71%        29%
          21.00%      0.362     0.344     0.327     18.710    $23.414          69%        31%
          22.00%      0.354     0.336     0.318     18.185    $22.828          67%        33%
          23.00%      0.347     0.328     0.310     17.676    $22.259          65%        35%
          24.00%      0.340     0.320     0.302     17.182    $21.707          64%        36%
          25.00%      0.332     0.313     0.295     16.703    $21.171          62%        38%

Houlihan Lokey Howard & Zukin
--------------------------------------------------------------------------------

First Series Preferred Stock ($5.00)

Par Value

$5.00

Dividends

$5.00 per share, paid quarterly; cumulative; no interest on dividends in arrears Co. cannot declare or set apart for payment any dividends or other payment on any capital stock ranking junior to the First Series.

Liquidation Preference

$50 per share plus all dividends accrued

Redemption

Company can redeem, at its option, all or part of First Series, at $50.00 per share after January 15, 1992 plus accrued and unpaid dividends. Company cannot redeem less than all outstanding shares unless full cumulative dividends have been paid.

Voting

No voting rights.

When dividends payable are in arrears for an amount equal to at least six quarterly dividends, the holders of the First Series shall have exclusive right, voting separately as a class with other holders of preferred stock on a parity basis, to elect two directors of the Company at the next annual meeting. Until dividends are paid in full, BOD elected by First Series will remain BOD. First Series Preferred currently has 2 Board seats out of 11.

Sinking Fund

Company to set aside in trust, when appropriated by Board, funds to redeem on each January 15 1993 to 2002, 88,000 shares of First Series and 220,000 shares in 2003. If BOD fails to make sinking fund payments, Company cannot make dividend or other distribution and cannot make payments to purchase, redeem or retire Junior Stock.

Conversion

                      Conversion price of $25.80 per share

Cumulative Exchangeable Series A Preferred Stock ($4.20)

Par Value

$5.00

Dividends

$4.20 per share, paid quarterly; cumulative; dividends may be paid at option of Company in additional shares of Series A Preferred Stock for all dividend payment dates through 10/15/96 (with shares valued at liquidation value of $40.00 per share). Quarterly dividends not paid in full in cash or in shares will cumulate without interest and will cumulate as if quarterly dividends had been paid in additional shares.

Liquidation Preference

Ranks in parity to First Series Preferred. $40.00 per share plus all dividends accrued. Upon dissolution or liquidation, assets of Company will be distributed ratably amongst First Series and Series A.

Redemption

Redeemable at $40.00 per share at the option of Company on or after 10/15/98. All shares shall be redeemed on November 30, 2003 at $40.00 per share plus accrued and unpaid dividends. If preferred shares are not redeemed and a surplus exists, Series A Preferred shareholders can bring a breach of contract claim against the Company.

Exchangeable

Series A are exchangeable for exchange notes (10.5% subordinated notes due 2003) provided (a) Company paid all accrued and unpaid dividends (b) no event of default under the indenture (c) legal under Delaware law. Holders of shares entitled to receive $40.00 principal note for each share with interest accruing from date of exchange.

Voting

No voting rights.

When dividends payable are unpaid for six consecutive periods, the holders of Series A shall be entitled to elect two directors. Until dividends are paid in full, BOD elected by Series A will remain BOD.

First Series Preferred currently has 2 Board seats out of 11.

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex Corporation
Summary of Preferred Stock Outstanding - 4/28/99
--------------------------------------------------------------------------------

                                                $5.00              $4.20
                                              Preferred          Preferred              Totals
                                             -----------   ---------------------      -----------
Face/Liquidation Value                                50                   40

Cumulative                                    Cumulative        Cumulative

Convertible                                  Convertible   No (Exchangeable) [a]

Payment Form                                     Cash        PIK thru 10/96 [b]

Conversion/Exchange Ratio                           1.94            N/A

Shares Outstanding                               652,273            4,312,352
                                             -----------         ------------
Equivalent Common Shares                       1,264,095            N/A

Avatex Stock Price - 4/28/99                 $      0.75            N/A
                                             -----------         ------------
Implied Value of Preferred                       948,071            N/A

Face Amount of Preferred                      32,613,650          172,494,080         205,107,730

Arrearage - 3/31/99                            8,153,413           51,020,513          59,173,926
                                             -----------         ------------         -----------
Total Preferred Claim -                       40,767,063          223,514,593         264,281,656

                                                    15.4%                84.6%

Preferred Claim/Share                              62.50                51.83

Trading Price Of Preferred - 4/28/99         $      4.81         $       4.44
                                             -----------         ------------
Trading Price/Preferred Claim                       7.70%                8.57%

a) Avatex had the option, if no arrears exist, to exchange the $4.20 Preferred into 10.5% Subordinated Debt.

b) While Avatex's PIK option expired 10/96, dividends accrue assuming additional shares had been issued in lieu of cash until unpaid dividends are paid.

--------------------------------------------------------------------------------
                                                   Houlihan Lokey Howard & Zukin

Avatex Corporation
Aggregate Trading Value of Common and Preferred Securities [a]
--------------------------------------------------------------------------------

                                                                     4/28/99      Low        High       Mean      Median
------------------------------------------------------------------------------------------------------------------------
Common
    Total Market Cap                                                  10.355     6.903     36.242     19.573     18.984
    % of Total Market Cap                                             31.7%     20.25%     48.89%     29.70%     29.25%

$4.20 Preferred (PIK)
    Total Market Cap                                                  19.136    11.859     72.771     40.401     43.124
    % of Total Market Cap                                             58.6%     40.72%     68.30%     53.74%     59.34%
    % of Total Preferred Market Cap                                   85.9%     73.77%     92.61%     83.53%     84.14%

$5.00 Convertible Preferred
    Total Market Cap                                                   3.139     1.386     13.699      7.692      8.236
    % of Total Market Cap                                              9.6%      4.46%     18.46%     11.56%     11.28%
    % of Total Preferred Market Cap                                   14.1%      7.39%     26.23%     16.47%     15.86%

Total Market Cap of Avatex Corporation                                32.630    24.662    122.222     67.666     69.994

------------------------------------------------------------------------------------------------------------------------

                                                                                                        ----------------
Total Preferred as % of Market Cap                                                51.11%     79.75%     70.30%     70.75%

Common as % of Market Cap                                                         20.25%     48.89%     29.70%     29.25%
                                                                                                        ----------------

Total Market Cap of Avatex Corporation between $40 and $70 million
                                                                                                        ----------------
Total Preferred as % of Market Cap                                                66.41%     78.23%     72.71%     72.63%

Common as % of Market Cap                                                         21.77%     33.59%     27.29%     27.37%
                                                                                                        ----------------

[a] Pricing is for the two years from April 23, 1997 - April 28, 1999.

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex Corporation
Relative Trading Value of Preferred Securities [a]
--------------------------------------------------------------------------------

                                                Low      High     Mean    Median
--------------------------------------------------------------------------------

$4.20 Preferred (PIK)

        % of Total Market Cap                  40.72%   68.30%   58.74%   59.34%
        % of Total Preferred Market Cap        73.77%   92.61%   83.53%   84.14%

$5.00 Convertible Preferred

        % of Total Market Cap                   4.46%   18.46%   11.56%   11.28%
        % of Total Preferred Market Cap         7.39%   26.23%   16.47%   15.86%

Total Preferred as % of Market Cap             51.11%   79.75%   70.30%   70.75%

--------------------------------------------------------------------------------

Total Market Cap of Avatex Corporation between $40 and $70 million

$4.20 Preferred (PIK)

        % of Total Market Cap                  49.12%   66.01%   60.22%   60.95%
        % of Total Preferred Market Cap        73.77%   86.12%   32.80%   83.86%

$5.00 Convertible Preferred

        % of Total Market Cap                  10.27%   17.86%   12.49%   11.76%
        % of Total Preferred Market Cap        13.88%   26.23%   17.20%   16.14%

Total Preferred as % of Market Cap             66.41%   78.23%   72.71%   72.63%

[a] Pricing is for the two years from April 28, 1997 - April 28, 1999.

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex Corporation
Relative Value of Preferred Stock Issues
--------------------------------------------------------------------------------

                                Series A ($4.20) % of Total Preferred Market Cap

                                                 Low        High         Median
                                                -----       -----        ------
Historical Trading (All Value
Ranges)                                         73.8%       92.6%         84.1%

Historical Trading - When
TEV is $40MM - $70MM                            73.8%       86.1%         83.8%

Conclusion                                                                84.0%

                                             $4.20        $5.00
                                           Preferred    Preferred       Total
                                           ---------    ---------       -----

Shares Outstanding                          4,312,352     652,215     4,964,567

Concluded Weighted Avg. Conversion Ratio                                   7.50
                                                                     ----------

Total Converted Common Shares                                        37,234,253

Concluded Allocation/Issue                        84%         16%

Allocation of Common Shares                31,276,772   5,957,480

Implied Conversion Ratio                        7.253       9.134

Avatex Corporation
Preferred Recovery In Hypothetical Restructuring
--------------------------------------------------------------------------------

Current Estimated Avatex Control Value                                                77,600

Employment Agreement Claim [a]                              (24,000)                                         (12,000)
                                                            -------                                          -------

Net Potential Recovery To Preferred
   Shareholders                                              53,600                                           65,600

Preferred Allocations In Restructuring
   Transactions                                75%     80%      85%      90%     95%            75%     80%      85%     90%     95%
                                            ----------------------------------------         ---------------------------------------

Est. Preferred Proceeds From                -----------------------                          -----------------------
   Restructuring [b]                        40,200  42,880   45,560   48,240  50,920         49,200  52,480   55,760  59,040  62,320
                                            -----------------------                          -----------------------

     Indicated Range of Aggregate Preferred
        Fair Value                                                            45,560    --   49,200

a. Source: Avatex management estimates the liability associated with the Employment Agreements at $24MM

b. Preferred recovery expectations on lower end of range based on current inability to force restructuring to occur

--------------------------------------------------------------------------------
                                                   Houlihan Lokey Howard & Zukin

Avatex Corporation
Analysis of Preferred Value - Cash Deal
--------------------------------------------------------------------------------

Preferred Stock Analysis
   % of Preferred Electing Cash Deal                                                                  60%        80%      100%
                                                                                                    ---------------------------
   IRR On Note Based on Post Deal Collateral/Leverage Position                                        14%        16%       18%

   $34MM Note @ 6 75% (Pro- Rata)                                           Value Per               16,875     21,384    25,421
   $15.25MM Cash (Pro-Rata)                                               Warrant [b]    15,250      9,156     12,266    15,256
                                                                          -----------
   2.75MM Warrants @ $2.25 (5 year life)                          2,750         $0.33       908        545        726       908
   20% of McKesson Settlement [a]                                                                       --         --        --
                                                                                                    ---------------------------

Total Value of Preferred - Cash (Pro-Rata)                                                          26,570     34,310    41,578

Implied Value of 100% Preferred Interest                                                            44,283     42,888    41,578

a. Amount of recovery unknown at this time.

b. Based on 80% cash election by Preferred shareholders.

Avatex Corporation
Value of Consideration Received By Preferred Shareholders - Conversion Deal
--------------------------------------------------------------------------------

Minority Interest Discount        30%

                                                                                  Conversion Ratio       7.25
                                                                                  Implied Exchange Ratio  72%
Estimated Value of Avatex Equity (Rounded, Control Basis)                  77,600      77,600      77,600      77,600

% of Preferred Electing Cash Deal                                               0%         60%         80%        100%

Value Deduction For Preferred Shareholders Taking Cash Deal                    --      26,570      34,310      41,578
                                                                          -------------------------------------------

Remaining TEV (Control Basis)- Xetava Common Shareholders                  77,600      51,030      43,290      36,022

Adjustment For Minority Interest @ 30%                                    (23,280)    (15,309)    (12,987)    (10,807)
                                                                          -------------------------------------------

Post Deal TEV (Minority Interest Basis)                                    54,320      35,721      30,303      25,215

   Current Common Shares O/S                                   13,806      13,806      13,806      13,806      13,806
   Preferred Shares Converting                                  4,965       4,965       1,986         993          --
   Common Shares Rec'd By Conv. Pref                                       35,994      14,397       7,199          --
                                                                          -------------------------------------------
Xetava Shares O/S Past Deal                                                49,800      28,204      21,005      13,806

Estimated Xetava Value/Share Post Deal                                    $  1.09     $  1.27     $  1.44     $  1.83

Value of Conversion Deal (Pro-Rata)                                        39,260      18,235      13,385          --

Implied Value Of Conversion Deal (100% Basis)                              39,260      45,587      51,525         N/A

Preferred Ownership                                                            72%                     34%
Common Ownership                                                               28%                     66%

                                                                        Conversion Ratio       7.50
                                                                        Implied Exchange Ratio 0.73
Estimated Value of Avatex Equity (Rounded, Control Basis)        77,600      77,600      77,600      77,600

% of Preferred Electing Cash Deal                                     0%         60%         80%        100%

Value Deduction For Preferred Shareholders Taking Cash Deal          --      26,570      34,310      41,578
                                                                -------------------------------------------

Remaining TEV (Control Basis)- Xetava Common Shareholders        77,600      51,030      43,290      36,022

Adjustment For Minority Interest @ 30%                          (23,280)    (15,309)    (12,987)    (10,807)
                                                                -------------------------------------------

Post Deal TEV (Minority Interest Basis)                          54,320      35,721      30,303      25,215

   Current Common Shares O/S                                     13,806      13,806      13,806      13,806
   Preferred Shares Converting                                    4,965       1,986         993          --
   Common Shares Rec'd By Conv. Pref                             37,235      14,894       7,447          --
                                                                -------------------------------------------
Xetava Shares O/S Past Deal                                      51,041      28,700      21,253      13,806

Estimated Xetava Value/Share Post Deal                          $  1.06     $  1.24     $  1.43     $  1.83

Value of Conversion Deal (Pro-Rata)                              39,627      18,537      10,618          --

Implied Value Of Conversion Deal (100% Basis)                    39,627      46,343      53,088         N/A

Preferred Ownership                                                  73%                                 35%
Common Ownership                                                     27%                                 65%

                                                                         Conversion Ratio       7.75
                                                                         Implied Exchange Ratio 0.74
Estimated Value of Avatex Equity (Rounded, Control Basis)         77,600      77,600      77,600      77,600

% of Preferred Electing Cash Deal                                      0%         60%         80%        100%

Value Deduction For Preferred Shareholders Taking Cash Deal           --      26,570      34,310      41,578
                                                                 -------------------------------------------

Remaining TEV (Control Basis)- Xetava Common Shareholders         77,600      51,030      43,290      36,022

Adjustment For Minority Interest @ 30%                           (23,280)    (15,309)    (12,987)    (10,807)
                                                                 -------------------------------------------

Post Deal TEV (Minority Interest Basis)                           54,320      35,721      30,303      25,215

   Current Common Shares O/S                                      13,806      13,806      13,806      13,806
   Preferred Shares Converting                                     4,965       1,986         993          --
   Common Shares Rec'd By Conv. Pref                              38,476      15,390       7,695          --
                                                                 -------------------------------------------
Xetava Shares O/S Past Deal                                       52,232      29,197      21,502      13,806

Estimated Xetava Value/Share Post Deal                           $  1.04     $  1.22     $  1.41     $  1.83

Value of Conversion Deal (Pro-Rata)                               39,975      18,830      10,845          --

Implied Value Of Conversion Deal (100% Basis)                     39,975      47,074      54,225         N/A

Preferred Ownership                                                               74%                     36%
Common Ownership                                                                  26%                     64%

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex Corporation
Value of Total Preferred Consideration
--------------------------------------------------------------------------------

                                                % Electing Cash Deal

                                         60%              80%              100%
                                       ------           ------            ------

Value of Conversion Deal [a]           18,537           10,618                --

Value of Cash Deal                     26,570           34,310            41,578
                                       ------           ------            ------

                      Total            45,107           44,928            41,578
                                       ======           ======            ======

a. Assuming a weighted average preferred:common conversion ratio of 7.5:1.

--------------------------------------------------------------------------------
                                                   Houlihan Lokey Howard & Zukin

Avatex Corporation
Black Scholes Option Pricing Model
--------------------------------------------------------------------------------

                                                    --------  --------------------------
Stock Price                        S(t)       =       $1.43
Exercise Price                      X         =       $2.25
                                                                  d1      =       0.175
Time to expiration                Days        =        1825

Risk Free Rate                     r          =         4.8%
Standard Deviation [a]             s          =        38.1%      d2      =      (0.677)
                                                    --------  --------------------------

                                                              --------------------------
Value of Call Option             N(d1)        =       0.569   Call Price          $0.37
                                 N(d2)        =       0.249

Value of Put Option            1 - N(d1)      =       0.431    Put Price          $0.71
                               1 - N(d2)      =       0.751
                                                              --------------------------

Determination of Discount

                                                                           -------------
Cost of Put Option                                                A               $0.71

Stock Price                                                       B               $1.43

Cost of Put Option as a Percentage of Stock Price               (A/B)              49.9%
                                                                           -------------

Sensitivity Analysis of Value of Call Option

                          Stock Price

                 ---------------------------------------------------------
                             $1.30      $1.40     $1.50     $1.60    $1.70
                 ---------------------------------------------------------
                 20.0%       $0.10      $0.13     $0.17     $0.22    $0.27
                                       -------
                 30.0%       $0.21      $0.26     $0.31     $0.36    $0.42
Volatility [a]   40.0%       $0.32      $0.38     $0.44     $0.50    $0.56
                                       -------
                 45.0%       $0.38      $0.44     $0.50     $0.57    $0.63
                 50.0%       $0.44      $0.50     $0.56     $0.63    $0.70
                 ---------------------------------------------------------

[a] The standard deviation is calculated as the median of the volatility of Phar-Mor (38.1%), Safeguard Scientifics (47.1%), and the NASDAQ Composite Index (20.5%)

--------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

Avatex Corporation
Summary of Debt Outstanding
--------------------------------------------------------------------------------

(1) Foxmeyer Trustee Note - Approximately $9MM PIK at the prime rate maturing in 18 months (10/2000). Note secured by 1.1MM shares of Phar-Mor common stock. Note conservatively valued at face value.

(2) Preferred Security (Note/Preferred Stock) - $34 million face value with interest at 6.75%, payable semi-annually. Entire principal amount due in 36 months. No interim amortization. Preferred security will be collateralized by the 3.6MM Phar-Mor shares not pledged to the Foxmeyer bankruptcy trustee.

Avatex Corporation
Summary of Real Estate Investments
--------------------------------------------------------------------------------
(000s)

                                                  Howard            Marriott            Days Inn &
                                                 Johnsons          Courtyard            Office Bldg          Totals
                                                 --------          ---------            -----------         -------
Est. FMV of Property [a]                          15,000             18,000                8,000             41,000

Current Debt O/S [b]                              (7,403)           (13,002)              (5,158)           (25,563)
                                                  ------            -------               ------            -------
Indicated Equity Value                             7,597              4,998                2,842             15,437

Avatex Preferred Interest [c]                     (3,976)            (4,998)                  --             (8,974)
                                                  ------            -------               ------            -------
Residual Equity Interest                           3,620                 --                2,842              6,462

Avatex Share Of Res. Interest [d]                     50%                50%                  50%                50%
                                                  ------            -------               ------            -------
Value of Avatex Res. Interest                      1,810                 --                1,421              3,231

Aggregate Value of Avatex Interests                5,787              4,998                1,421             12,206

Adjustments
                                                  ------            -------               ------            -------
Net Value of Avatex Interests                      5,787              4,998                1,421             12,206

a) Based on Avatex Mgmt value estimate (Arthur Andersen appraisal $11.7MM), Thorne Consultants appraisal and Avatex Mgmt value estimate, respectively.
b) Source: Avatex Corporation. Debt is non-recourse to Avatex Corporation.
c) Source: Avatex Corporation.
d) Source: Avatex Corporation.

Summary

According to Avatex management, the Company is currently negotiating to sell both its preferred and residual interests in these properties to its JV partner (Bernstein) for $12MM.

--------------------------------------------------------------------------------
                                                   Houlihan Lokey Howard & Zukin

Avatex Corporation
Summary of Major Venture Capital Investments
--------------------------------------------------------------------------------

(1) RAS Holdings - Avatex directly owns approximately 9% (including warrants). Investment of $2,480,000 includes the additional $1,000,000 investment to be made in June 1999.

(2)   Chemlink - Avatex's ownership is indirect with an acquisition company
      (CLAC) of which Mel Estrin and Abbey Butler are the 2 BOD members. Avatex owns 40% of CLAC which owns 50% of Chemlink (Avatex indirectly 20% of Chemlink). Avatex's initial investment in CLAC was in 3/98. As of 4/28/99, Avatex had invested $3,015,700 in CLAC/Chemlink.

(3) Caretech - Avatex directly owns 6.3% of Caring Technologies. Its investment of $1,287,600 was made in December 1997 at a basis of $1.30 per share. The Company records its investment at $1.00 per share and intends to purchase an additional 500,000 shares in May 1999 for $1.00 per share.

(4) HPD - Avatex made a direct investment of $1,250,000 in April 1998 for 125 shares of preferred stock. As part of this investment, Avatex also received a 2.5% interest in HPD's common stock. The Company records its investment of $1,413,000 inclusive of dividends.